SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Financial Statements

December 31, 2023

(With Report of Independent Registered Public Accounting Firm Thereon)

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Financial Statements

December 31, 2023

KPMG LLP

4200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Minnesota Life Insurance Company and Policy Owners of Securian Life Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities, and policy owners' equity of the sub-accounts listed in the Appendix that comprise Securian Life Variable Universal Life Account (the Separate Account) as of December 31, 2023, the related statements of operations for the year or period indicated in the Appendix, the statements of changes in net assets for each of the years or periods indicated in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented in Note 7. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each sub-account as of December 31, 2023, the results of its operations for the year or period indicated in the Appendix, the changes in its net assets for each of the years or periods indicated in the Appendix, and the financial highlights for each of the years or periods presented in Note 7, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account's auditor since 2007.

Minneapolis, Minnesota
March 22, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Appendix – Securian Life Variable Universal Life Account

Statement of assets, liabilities, and policy owners' equity as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, except as denoted below.

American Funds IS® Capital World Bond Fund – Class 2 Shares (Amer Funds IS Capital World Bond Cl 2)

  Statement of assets, liabilities, and policy owners' equity as of December 31, 2023, and the related statements of operations and changes in net assets for the period from September 29, 2023 through December 31, 2023.

American Funds IS® Global Growth Fund – Class 1 Shares (Amer Funds IS Global Growth Cl 1)

American Funds IS® New World Fund® – Class 1 Shares (Amer Funds IS New World Cl 1)

Delaware Ivy VIP Balanced – Class II Shares (Delaware Ivy VIP Balanced Cl II)

Delaware Ivy VIP Core Equity – Class II Shares (Delaware Ivy VIP Core Equity Cl II)

Delaware Ivy VIP High Income – Class II Shares (Delaware Ivy VIP High Income Cl II)

Delaware Ivy VIP International Core Equity – Class II Shares (Delaware Ivy VIP Intl Core Equity Cl II)

Delaware Ivy VIP Small Cap Growth – Class II Shares (Delaware Ivy VIP Small Cap Growth Cl II)

Delaware Ivy VIP Smid Cap Core – Class II Shares (Delaware Ivy VIP Smid Cap Core Cl II)

Delaware Ivy VIP Value – Class II Shares (Delaware Ivy VIP Value Cl II)

Fidelity® VIP Equity-Income Portfolio – Initial Class (Fidelity VIP Equity-Income IC)

Fidelity® VIP High Income Portfolio – Initial Class (Fidelity VIP High lnc IC)

Janus Aspen Series – Janus Henderson Forty Portfolio – Service Shares (Janus Henderson Forty SS)

Janus Aspen Series – Janus Henderson Overseas Portfolio – Service Shares (Janus Henderson Overseas SS)

Morningstar Balanced ETF Asset Allocation Portfolio – Class I Shares (Morningstar Balanced ETF Cl I)

Morningstar Growth ETF Asset Allocation Portfolio – Class I Shares (Morningstar Growth ETF Cl I)

Morningstar Income and Growth Asset Allocation Portfolio – Class I Shares (Morningstar Inc & Gro Asset All Cl I)

Securian Funds Trust – SFT Core Bond Fund – Class 2 Shares (SFT Core Bond Cl 2)

Securian Funds Trust – SFT Delaware IvySM Growth Fund (SFT Delaware Ivy Growth)

Securian Funds Trust – SFT Delaware IvySM Small Cap Growth Fund (SFT Delaware Ivy Small Cap Growth)

Securian Funds Trust – SFT Government Money Market Fund (SFT Govt Money Market)

Securian Funds Trust – SFT Index 400 Mid-Cap Fund – Class 2 Shares (SFT Index 400 MC Cl 2)

Securian Funds Trust – SFT Index 500 Fund – Class 2 Shares (SFT Index 500 Cl 2)

Securian Funds Trust – SFT International Bond Fund – Class 2 Shares (SFT Intl Bond Cl 2)

  Statement of operations for the period from January 1, 2023 through December 8, 2023, and the statements of changes in net assets for the period from January 1, 2023 through December 8, 2023 and the year ended December 31, 2022.

Securian Funds Trust – SFT Real Estate Securities Fund – Class 2 Shares (SFT Real Estate Cl 2)

Securian Funds Trust – SFT Wellington Core Equity Fund – Class 1 Shares (SFT Wellington Core Equity Cl 1)

Vanguard® Variable Insurance Fund Diversified Value Portfolio (Vanguard VIF Diversified Value)

Vanguard® Variable Insurance Fund Total Bond Market Portfolio (Vanguard VIF Total Bond Market)

2

Securian Life Variable Universal Life Account
Statements of Assets, Liabilities, and Policy Owners' Equity

December 31, 2023

	Segregated Sub-Accounts*
	Amer Funds IS Capital World Bond Cl 2	Amer Funds IS Global Growth Cl 1	Delaware Ivy VIP Balanced Cl II	Delaware Ivy VIP Core Equity Cl II	Delaware Ivy VIP High Income Cl II
Assets
Investments at net asset value	$13,314	$5,841	$19,976	$971	$2,322
Receivable from Securian Life for policy purchase payments	–	–	–	–	–
Total assets	13,314	5,841	19,976	971	2,322
Liabilities
Payable for investments purchased	–	–	–	–	–
Total liabilities	–	–	–	–	–
Net assets applicable to policy owners	$13,314	$5,841	$19,976	$971	$2,322
Policy Owners' Equity
Total policy owners' equity	$13,314	$5,841	$19,976	$971	$2,322
Investment shares	1,327	172	3,699	76	787
Investments at cost	$12,804	$5,566	$18,642	$902	$2,226

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
3

Securian Life Variable Universal Life Account
Statements of Assets, Liabilities, and Policy Owners' Equity

December 31, 2023

	Segregated Sub-Accounts*
	Delaware Ivy VIP Intl Core Equity Cl II	Delaware Ivy VIP Small Cap Growth Cl II	Delaware Ivy VIP Smid Cap Core Cl II	Delaware Ivy VIP Value Cl II	Fidelity VIP Equity- Income IC
Assets
Investments at net asset value	$768	$106	$1,148	$673	$15,572
Receivable from Securian Life for policy purchase payments	–	–	–	–	–
Total assets	768	106	1,148	673	15,572
Liabilities
Payable for investments purchased	–	–	–	–	–
Total liabilities	–	–	–	–	–
Net assets applicable to policy owners	$768	$106	$1,148	$673	$15,572
Policy Owners' Equity
Total policy owners' equity	$768	$106	$1,148	$673	$15,572
Investment shares	48	18	100	134	627
Investments at cost	$732	$101	$1,070	$632	$15,270

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
4

Securian Life Variable Universal Life Account
Statements of Assets, Liabilities, and Policy Owners' Equity

December 31, 2023

	Segregated Sub-Accounts*
	Fidelity VIP High lnc IC	Janus Henderson Forty SS	Janus Henderson Overseas SS	Morningstar Balanced ETF Cl I	Morningstar Growth ETF Cl I
Assets
Investments at net asset value	$3,619	$1,324,204	$1,252	$226	$120,375
Receivable from Securian Life for policy purchase payments	–	–	–	–	–
Total assets	3,619	1,324,204	1,252	226	120,375
Liabilities
Payable for investments purchased	–	–	–	–	–
Total liabilities	–	–	–	–	–
Net assets applicable to policy owners	$3,619	$1,324,204	$1,252	$226	$120,375
Policy Owners' Equity
Total policy owners' equity	$3,619	$1,324,204	$1,252	$226	$120,375
Investment shares	787	31,165	31	22	10,368
Investments at cost	$3,584	$1,219,229	$1,196	$222	$128,608

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
5

Securian Life Variable Universal Life Account
Statements of Assets, Liabilities, and Policy Owners' Equity

December 31, 2023

	Segregated Sub-Accounts*
	Morningstar Inc & Gro Asset All Cl I	SFT Core Bond Cl 2	SFT Delaware Ivy Growth	SFT Delaware Ivy Small Cap Growth	SFT Govt Money Market
Assets
Investments at net asset value	$599	$19,736	$721,611	$1,522	$73,256
Receivable from Securian Life for policy purchase payments	–	–	–	–	1,302
Total assets	599	19,736	721,611	1,522	74,558
Liabilities
Payable for investments purchased	–	–	–	–	1,302
Total liabilities	–	–	–	–	1,302
Net assets applicable to policy owners	$599	$19,736	$721,611	$1,522	$73,256
Policy Owners' Equity
Total policy owners' equity	$599	$19,736	$721,611	$1,522	$73,256
Investment shares	65	8,179	19,301	69	73,256
Investments at cost	$593	$18,995	$450,783	$1,442	$73,256

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
6

Securian Life Variable Universal Life Account
Statements of Assets, Liabilities, and Policy Owners' Equity

December 31, 2023

	Segregated Sub-Accounts*
	SFT Index 400 MC Cl 2	SFT Index 500 Cl 2	SFT Real Estate Cl 2	SFT Wellington Core Equity Cl 1	Vanguard VIF Diversified Value
Assets
Investments at net asset value	$444,230	$611,034	$700	$138,643	$26,800
Receivable from Securian Life for policy purchase payments	–	–	–	1	–
Total assets	444,230	611,034	700	138,644	26,800
Liabilities
Payable for investments purchased	–	–	–	1	–
Total liabilities	–	–	–	1	–
Net assets applicable to policy owners	$444,230	$611,034	$700	$138,643	$26,800
Policy Owners' Equity
Total policy owners' equity	$444,230	$611,034	$700	$138,643	$26,800
Investment shares	58,953	30,500	110	5,122	1,715
Investments at cost	$240,705	$539,893	$645	$96,589	$24,333

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
7

Securian Life Variable Universal Life Account
Statements of Assets, Liabilities, and Policy Owners' Equity

December 31, 2023

Segregated Sub-Accounts*
Vanguard VIF Total Bond Market
Assets
Investments at net asset value	$3,882
Receivable from Securian Life for policy purchase payments	–
Total assets	3,882
Liabilities
Payable for investments purchased	–
Total liabilities	–
Net assets applicable to policy owners	$3,882
Policy Owners' Equity
Total policy owners' equity	$3,882
Investment shares	365
Investments at cost	$3,775

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
8

Securian Life Variable Universal Life Account
Statements of Operations

Year or Period ended December 31, 2023

	Segregated Sub-Accounts*
	Amer Funds IS Capital World Bond Cl 2(a)	Amer Funds IS Global Growth Cl 1	Delaware Ivy VIP Balanced Cl II	Delaware Ivy VIP Core Equity Cl II	Delaware Ivy VIP High Income Cl II
Net investment income (loss)
Dividend income	$–	$31	$816	$5	$120
Fees waived (Note 3)	–	–	–	–	–
Net investment income (loss)	–	31	816	5	120
Net realized and unrealized gains (losses) on investments
Capital gain distributions	–	190	–	115	–
Net realized gain (loss) on shares redeemed	3	524	(29,078)	49	56
Net change in unrealized appreciation (depreciation) on investments	510	181	37,899	56	49
Net gains (losses) on investments	513	895	8,821	220	105
Net increase (decrease) in net assets resulting from operations	$513	$926	$9,637	$225	$225
	Segregated Sub-Accounts*
	Delaware Ivy VIP Intl Core Equity Cl II	Delaware Ivy VIP Small Cap Growth Cl II	Delaware Ivy VIP Smid Cap Core Cl II	Delaware Ivy VIP Value Cl II	Fidelity VIP Equity- Income IC
Net investment income (loss)
Dividend income	$10	$–	$1	$7	$144
Fees waived (Note 3)	–	–	–	–	–
Net investment income (loss)	10	–	1	7	144
Net realized and unrealized gains (losses) on investments
Capital gain distributions	–	12	29	67	216
Net realized gain (loss) on shares redeemed	77	(7)	19	(56)	804
Net change in unrealized appreciation (depreciation) on investments	10	7	68	39	205
Net gains (losses) on investments	87	12	116	50	1,225
Net increase (decrease) in net assets resulting from operations	$97	$12	$117	$57	$1,369

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
9

Securian Life Variable Universal Life Account
Statements of Operations

Year or Period ended December 31, 2023

	Segregated Sub-Accounts*
	Fidelity VIP High lnc IC	Janus Henderson Forty SS	Janus Henderson Overseas SS	Morningstar Balanced ETF Cl I	Morningstar Growth ETF Cl I
Net investment income (loss)
Dividend income	$175	$1,465	$12	$3	$2,273
Fees waived (Note 3)	–	–	–	–	–
Net investment income (loss)	175	1,465	12	3	2,273
Net realized and unrealized gains (losses) on investments
Capital gain distributions	–	–	–	3	2,575
Net realized gain (loss) on shares redeemed	10	5,990	72	4	(1,971)
Net change in unrealized appreciation (depreciation) on investments	293	372,926	52	11	13,342
Net gains (losses) on investments	303	378,916	124	18	13,946
Net increase (decrease) in net assets resulting from operations	$478	$380,381	$136	$21	$16,219
	Segregated Sub-Accounts*
	Morningstar Inc & Gro Asset All Cl I	SFT Core Bond Cl 2	SFT Delaware Ivy Growth	SFT Delaware Ivy Small Cap Growth	SFT Govt Money Market
Net investment income (loss)
Dividend income	$2	$–	$–	$–	$2,503
Fees waived (Note 3)	–	–	–	–	–
Net investment income (loss)	2	–	–	–	2,503
Net realized and unrealized gains (losses) on investments
Capital gain distributions	1	–	–	–	–
Net realized gain (loss) on shares redeemed	(7)	(1,632)	12,528	54	–
Net change in unrealized appreciation (depreciation) on investments	21	2,576	188,350	114	–
Net gains (losses) on investments	15	944	200,878	168	–
Net increase (decrease) in net assets resulting from operations	$17	$944	$200,878	$168	$2,503

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
10

Securian Life Variable Universal Life Account
Statements of Operations

Year or Period ended December 31, 2023

	Segregated Sub-Accounts*
	SFT Index 400 MC Cl 2	SFT Index 500 Cl 2	SFT Intl Bond Cl 2(b)	SFT Real Estate Cl 2	SFT Wellington Core Equity Cl 1
Net investment income (loss)
Dividend income	$–	$–	$–	$–	$–
Fees waived (Note 3)	–	–	–	–	289
Net investment income (loss)	–	–	–	–	289
Net realized and unrealized gains (losses) on investments
Capital gain distributions	–	–	–	–	–
Net realized gain (loss) on shares redeemed	7,687	5,728	(1,193)	–	10,710
Net change in unrealized appreciation (depreciation) on investments	53,174	149,457	1,410	49	14,520
Net gains (losses) on investments	60,861	155,185	217	49	25,230
Net increase (decrease) in net assets resulting from operations	$60,861	$155,185	$217	$49	$25,519

	Segregated Sub-Accounts*
	Vanguard VIF Diversified Value	Vanguard VIF Total Bond Market
Net investment income (loss)
Dividend income	$303	$103
Fees waived (Note 3)	–	–
Net investment income (loss)	303	103
Net realized and unrealized gains (losses) on investments
Capital gain distributions	1,153	–
Net realized gain (loss) on shares redeemed	534	(68)
Net change in unrealized appreciation (depreciation) on investments	2,193	114
Net gains (losses) on investments	3,880	46
Net increase (decrease) in net assets resulting from operations	$4,183	$149

*  See Note 1 for the full name of each segregated Sub-Account.

(a)  For the period from September 29, 2023 through December 31, 2023.

(b)  For the period from January 1, 2023 through December 8, 2023.

(Continued)

See accompanying notes to financial statements.
11

Securian Life Variable Universal Life Account
Statements of Changes in Net Assets

Years or Periods ended December 31, 2023 and 2022

	Segregated Sub-Accounts*
	Amer Funds IS Capital World Bond Cl 2(a)	Amer Funds IS Global Growth Cl 1	Amer Funds IS New World Cl 1	Delaware Ivy VIP Balanced Cl II	Delaware Ivy VIP Core Equity Cl II
Year ended December 31, 2022
Operations
Net investment income (loss)	$–	$584	$294	$1,496	$28
Net realized gains (losses) on investments	–	(73,136)	(20,339)	16,151	(1,530)
Net change in unrealized appreciation (depreciation) on investments	–	(9,343)	3,785	(42,528)	(1,288)
Net increase (decrease) in net assets resulting from operations	–	(81,895)	(16,260)	(24,881)	(2,790)
Policy transactions (Notes 3 and 6)
Policy purchase payments	–	30,178	1,303	22,432	4,625
Policy terminations, withdrawal payments and charges	–	(235,097)	(53,198)	(48,902)	(15,856)
Increase (decrease) in net assets from policy transactions	–	(204,919)	(51,895)	(26,470)	(11,231)
Increase (decrease) in net assets	–	(286,814)	(68,155)	(51,351)	(14,021)
Net assets at the beginning of year	–	292,933	68,155	156,651	15,531
Net assets at the end of year	$–	$6,119	$–	$105,300	$1,510
Year or period ended December 31, 2023
Operations
Net investment income (loss)	$–	$31	$–	$816	$5
Net realized gains (losses) on investments	3	714	–	(29,078)	164
Net change in unrealized appreciation (depreciation) on investments	510	181	–	37,899	56
Net increase (decrease) in net assets resulting from operations	513	926	–	9,637	225
Policy transactions (Notes 3 and 6)
Policy purchase payments	12,869	14,648	–	25,000	2,650
Policy terminations, withdrawal payments and charges	(68)	(15,852)	–	(119,961)	(3,414)
Increase (decrease) in net assets from policy transactions	12,801	(1,204)	–	(94,961)	(764)
Increase (decrease) in net assets	13,314	(278)	–	(85,324)	(539)
Net assets at the beginning of year or period	–	6,119	–	105,300	1,510
Net assets at the end of year or period	$13,314	$5,841	$–	$19,976	$971

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
12

Securian Life Variable Universal Life Account
Statements of Changes in Net Assets

Years or Periods ended December 31, 2023 and 2022

	Segregated Sub-Accounts*
	Delaware Ivy VIP High Income Cl II	Delaware Ivy VIP Intl Core Equity Cl II	Delaware Ivy VIP Small Cap Growth Cl II	Delaware Ivy VIP Smid Cap Core Cl II	Delaware Ivy VIP Value Cl II
Year ended December 31, 2022
Operations
Net investment income (loss)	$231	$12	$–	$–	$7
Net realized gains (losses) on investments	(718)	(140)	(38,917)	(688)	(13)
Net change in unrealized appreciation (depreciation) on investments	(2)	16	7,238	(99)	(36)
Net increase (decrease) in net assets resulting from operations	(489)	(112)	(31,679)	(787)	(42)
Policy transactions (Notes 3 and 6)
Policy purchase payments	3,497	3,211	1,308	7,529	2,731
Policy terminations, withdrawal payments and charges	(6,041)	(3,015)	(87,159)	(10,339)	(2,726)
Increase (decrease) in net assets from policy transactions	(2,544)	196	(85,851)	(2,810)	5
Increase (decrease) in net assets	(3,033)	84	(117,530)	(3,597)	(37)
Net assets at the beginning of year	5,585	507	117,621	4,135	741
Net assets at the end of year	$2,552	$591	$91	$538	$704
Year or period ended December 31, 2023
Operations
Net investment income (loss)	$120	$10	$–	$1	$7
Net realized gains (losses) on investments	56	77	5	48	11
Net change in unrealized appreciation (depreciation) on investments	49	10	7	68	39
Net increase (decrease) in net assets resulting from operations	225	97	12	117	57
Policy transactions (Notes 3 and 6)
Policy purchase payments	3,385	1,823	333	2,785	2,246
Policy terminations, withdrawal payments and charges	(3,840)	(1,743)	(330)	(2,292)	(2,334)
Increase (decrease) in net assets from policy transactions	(455)	80	3	493	(88)
Increase (decrease) in net assets	(230)	177	15	610	(31)
Net assets at the beginning of year or period	2,552	591	91	538	704
Net assets at the end of year or period	$2,322	$768	$106	$1,148	$673

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
13

Securian Life Variable Universal Life Account
Statements of Changes in Net Assets

Years or Periods ended December 31, 2023 and 2022

	Segregated Sub-Accounts*
	Fidelity VIP Equity- Income IC	Fidelity VIP High lnc IC	Janus Henderson Forty SS	Janus Henderson Overseas SS	Morningstar Balanced ETF Cl I
Year ended December 31, 2022
Operations
Net investment income (loss)	$180	$605	$561	$78	$3
Net realized gains (losses) on investments	(69,135)	(21,209)	201,202	(1,289)	(355)
Net change in unrealized appreciation (depreciation) on investments	18,558	3,932	(763,770)	(55)	71
Net increase (decrease) in net assets resulting from operations	(50,397)	(16,672)	(562,007)	(1,266)	(281)
Policy transactions (Notes 3 and 6)
Policy purchase payments	63,585	34,966	11,752	6,300	1,923
Policy terminations, withdrawal payments and charges	(489,450)	(130,712)	(151,789)	(14,663)	(3,503)
Increase (decrease) in net assets from policy transactions	(425,865)	(95,746)	(140,037)	(8,363)	(1,580)
Increase (decrease) in net assets	(476,262)	(112,418)	(702,044)	(9,629)	(1,861)
Net assets at the beginning of year	489,126	123,167	1,673,454	10,737	2,187
Net assets at the end of year	$12,864	$10,749	$971,410	$1,108	$326
Year or period ended December 31, 2023
Operations
Net investment income (loss)	$144	$175	$1,465	$12	$3
Net realized gains (losses) on investments	1,020	10	5,990	72	7
Net change in unrealized appreciation (depreciation) on investments	205	293	372,926	52	11
Net increase (decrease) in net assets resulting from operations	1,369	478	380,381	136	21
Policy transactions (Notes 3 and 6)
Policy purchase payments	49,659	8,123	5,506	4,896	1,491
Policy terminations, withdrawal payments and charges	(48,320)	(15,731)	(33,093)	(4,888)	(1,612)
Increase (decrease) in net assets from policy transactions	1,339	(7,608)	(27,587)	8	(121)
Increase (decrease) in net assets	2,708	(7,130)	352,794	144	(100)
Net assets at the beginning of year or period	12,864	10,749	971,410	1,108	326
Net assets at the end of year or period	$15,572	$3,619	$1,324,204	$1,252	$226

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
14

Securian Life Variable Universal Life Account
Statements of Changes in Net Assets

Years or Periods ended December 31, 2023 and 2022

	Segregated Sub-Accounts*
	Morningstar Growth ETF Cl I	Morningstar Inc & Gro Asset All Cl I	SFT Core Bond Cl 2	SFT Delaware Ivy Growth	SFT Delaware Ivy Small Cap Growth
Year ended December 31, 2022
Operations
Net investment income (loss)	$1,982	$3	$–	$–	$–
Net realized gains (losses) on investments	(28,856)	(13)	(737)	140,392	(7,870)
Net change in unrealized appreciation (depreciation) on investments	(15,033)	(9)	(2,380)	(424,137)	1,356
Net increase (decrease) in net assets resulting from operations	(41,907)	(19)	(3,117)	(283,745)	(6,514)
Policy transactions (Notes 3 and 6)
Policy purchase payments	19,472	5,715	11,175	10,678	5,127
Policy terminations, withdrawal payments and charges	(163,883)	(5,717)	(12,997)	(242,661)	(21,384)
Increase (decrease) in net assets from policy transactions	(144,411)	(2)	(1,822)	(231,983)	(16,257)
Increase (decrease) in net assets	(186,318)	(21)	(4,939)	(515,728)	(22,771)
Net assets at the beginning of year	290,646	579	24,423	1,051,232	23,931
Net assets at the end of year	$104,328	$558	$19,484	$535,504	$1,160
Year or period ended December 31, 2023
Operations
Net investment income (loss)	$2,273	$2	$–	$–	$–
Net realized gains (losses) on investments	604	(6)	(1,632)	12,528	54
Net change in unrealized appreciation (depreciation) on investments	13,342	21	2,576	188,350	114
Net increase (decrease) in net assets resulting from operations	16,219	17	944	200,878	168
Policy transactions (Notes 3 and 6)
Policy purchase payments	10,772	6,363	12,153	4,992	3,069
Policy terminations, withdrawal payments and charges	(10,944)	(6,339)	(12,845)	(19,763)	(2,875)
Increase (decrease) in net assets from policy transactions	(172)	24	(692)	(14,771)	194
Increase (decrease) in net assets	16,047	41	252	186,107	362
Net assets at the beginning of year or period	104,328	558	19,484	535,504	1,160
Net assets at the end of year or period	$120,375	$599	$19,736	$721,611	$1,522

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
15

Securian Life Variable Universal Life Account
Statements of Changes in Net Assets

Years or Periods ended December 31, 2023 and 2022

	Segregated Sub-Accounts*
	SFT Govt Money Market	SFT Index 400 MC Cl 2	SFT Index 500 Cl 2	SFT Intl Bond Cl 2(b)	SFT Real Estate Cl 2
Year ended December 31, 2022
Operations
Net investment income (loss)	$610	$–	$–	$–	$–
Net realized gains (losses) on investments	–	10,495	17,496	(432)	(5,611)
Net change in unrealized appreciation (depreciation) on investments	–	(74,174)	(218,647)	(1,197)	(11,654)
Net increase (decrease) in net assets resulting from operations	610	(63,679)	(201,151)	(1,629)	(17,265)
Policy transactions (Notes 3 and 6)
Policy purchase payments	231,159	5,433	52,467	4,268	2,220
Policy terminations, withdrawal payments and charges	(251,867)	(18,747)	(234,208)	(5,484)	(69,428)
Increase (decrease) in net assets from policy transactions	(20,708)	(13,314)	(181,741)	(1,216)	(67,208)
Increase (decrease) in net assets	(20,098)	(76,993)	(382,892)	(2,845)	(84,473)
Net assets at the beginning of year	86,966	471,976	1,083,532	16,355	84,887
Net assets at the end of year	$66,868	$394,983	$700,640	$13,510	$414
Year or period ended December 31, 2023
Operations
Net investment income (loss)	$2,503	$–	$–	$–	$–
Net realized gains (losses) on investments	–	7,687	5,728	(1,193)	–
Net change in unrealized appreciation (depreciation) on investments	–	53,174	149,457	1,410	49
Net increase (decrease) in net assets resulting from operations	2,503	60,861	155,185	217	49
Policy transactions (Notes 3 and 6)
Policy purchase payments	192,879	1,788	48,563	1,342	1,842
Policy terminations, withdrawal payments and charges	(188,994)	(13,402)	(293,354)	(15,069)	(1,605)
Increase (decrease) in net assets from policy transactions	3,885	(11,614)	(244,791)	(13,727)	237
Increase (decrease) in net assets	6,388	49,247	(89,606)	(13,510)	286
Net assets at the beginning of year or period	66,868	394,983	700,640	13,510	414
Net assets at the end of year or period	$73,256	$444,230	$611,034	$–	$700

*  See Note 1 for the full name of each segregated Sub-Account.

(Continued)

See accompanying notes to financial statements.
16

Securian Life Variable Universal Life Account
Statements of Changes in Net Assets

Years or Periods ended December 31, 2023 and 2022

	Segregated Sub-Accounts*
	SFT Wellington Core Equity Cl 1	Vanguard VIF Diversified Value	Vanguard VIF Total Bond Market
Year ended December 31, 2022
Operations
Net investment income (loss)	$320	$4,579	$2,367
Net realized gains (losses) on investments	21,338	(43,851)	(15,734)
Net change in unrealized appreciation (depreciation) on investments	(59,649)	(28,543)	338
Net increase (decrease) in net assets resulting from operations	(37,991)	(67,815)	(13,029)
Policy transactions (Notes 3 and 6)
Policy purchase payments	6,408	30,949	20,754
Policy terminations, withdrawal payments and charges	(41,384)	(387,247)	(131,717)
Increase (decrease) in net assets from policy transactions	(34,976)	(356,298)	(110,963)
Increase (decrease) in net assets	(72,967)	(424,113)	(123,992)
Net assets at the beginning of year	201,521	444,967	128,935
Net assets at the end of year	$128,554	$20,854	$4,943
Year or period ended December 31, 2023
Operations
Net investment income (loss)	$289	$303	$103
Net realized gains (losses) on investments	10,710	1,687	(68)
Net change in unrealized appreciation (depreciation) on investments	14,520	2,193	114
Net increase (decrease) in net assets resulting from operations	25,519	4,183	149
Policy transactions (Notes 3 and 6)
Policy purchase payments	5,732	25,462	16,198
Policy terminations, withdrawal payments and charges	(21,162)	(23,699)	(17,408)
Increase (decrease) in net assets from policy transactions	(15,430)	1,763	(1,210)
Increase (decrease) in net assets	10,089	5,946	(1,061)
Net assets at the beginning of year or period	128,554	20,854	4,943
Net assets at the end of year or period	$138,643	$26,800	$3,882

*  See Note 1 for the full name of each segregated Sub-Account.

(a)  For the period from September 29, 2023 through December 31, 2023.

(b)  For the year ended December 31, 2022 and for the period from January 1, 2023 through December 8, 2023.

(Continued)

See accompanying notes to financial statements.
17

Securian Life Variable Universal Life Account
Notes to Financial Statements

December 31, 2023

(1)  Organization and Basis of Presentation

The Securian Life Variable Universal Life Account (the Account) was established on December 1, 2004 as a segregated asset account of Securian Life Insurance Company (Securian Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on January 25, 2007. The Account currently offers one type of policy consisting of twenty-seven segregated sub-accounts (collectively, the Sub-Accounts) to which policy owners may allocate their purchase payments. The Account currently does not charge a mortality and expense risk charge.

The assets of each segregated Sub-Account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Securian Life. Variable universal life policy owners allocate their purchase payments to one or more of the twenty-seven segregated Sub-Accounts. Such payments are then invested in shares of the following portfolios available under the policy (collectively, the Sub-Accounts):

Full Name	Abbreviated Name
American Funds IS® Capital World Bond Fund – Class 2 Shares	Amer Funds IS Capital World Bond Cl 2
American Funds IS® Global Growth Fund – Class 1 Shares	Amer Funds IS Global Growth Cl 1
American Funds IS® New World Fund® – Class 1 Shares	Amer Funds IS New World Cl 1
Delaware Ivy VIP Balanced – Class II Shares	Delaware Ivy VIP Balanced Cl II
Delaware Ivy VIP Core Equity – Class II Shares	Delaware Ivy VIP Core Equity Cl II
Delaware Ivy VIP High Income – Class II Shares	Delaware Ivy VIP High Income Cl II
Delaware Ivy VIP International Core Equity – Class II Shares	Delaware Ivy VIP Intl Core Equity Cl II
Delaware Ivy VIP Small Cap Growth – Class II Shares	Delaware Ivy VIP Small Cap Growth Cl II
Delaware Ivy VIP Smid Cap Core – Class II Shares	Delaware Ivy VIP Smid Cap Core Cl II
Delaware Ivy VIP Value – Class II Shares	Delaware Ivy VIP Value Cl II
Fidelity® VIP Equity-Income Portfolio – Initial Class	Fidelity VIP Equity-Income IC
Fidelity® VIP High Income Portfolio – Initial Class	Fidelity VIP High lnc IC
Janus Aspen Series – Janus Henderson Forty Portfolio – Service Shares	Janus Henderson Forty SS
Janus Aspen Series – Janus Henderson Overseas Portfolio – Service Shares	Janus Henderson Overseas SS
Morningstar Balanced ETF Asset Allocation Portfolio – Class I Shares	Morningstar Balanced ETF Cl I
Morningstar Growth ETF Asset Allocation Portfolio – Class I Shares	Morningstar Growth ETF Cl I
Morningstar Income and Growth Asset Allocation Portfolio – Class I Shares	Morningstar Inc & Gro Asset All Cl I
Securian Funds Trust – SFT Core Bond Fund – Class 2 Shares	SFT Core Bond Cl 2
Securian Funds Trust – SFT Delaware IvySM Growth Fund	SFT Delaware Ivy Growth
Securian Funds Trust – SFT Delaware IvySM Small Cap Growth Fund	SFT Delaware Ivy Small Cap Growth
Securian Funds Trust – SFT Government Money Market Fund	SFT Govt Money Market

(Continued)

18

Securian Life Variable Universal Life Account
Notes to Financial Statements

(1)  Organization and Basis of Presentation – (continued)

Full Name	Abbreviated Name
Securian Funds Trust – SFT Index 400 Mid-Cap Fund – Class 2 Shares	SFT Index 400 MC Cl 2
Securian Funds Trust – SFT Index 500 Fund – Class 2 Shares	SFT Index 500 Cl 2
Securian Funds Trust – SFT Real Estate Securities Fund – Class 2 Shares	SFT Real Estate Cl 2
Securian Funds Trust – SFT Wellington Core Equity Fund – Class 1 Shares	SFT Wellington Core Equity Cl 1
Vanguard® Variable Insurance Fund Diversified Value Portfolio	Vanguard VIF Diversified Value
Vanguard® Variable Insurance Fund Total Bond Market Portfolio	Vanguard VIF Total Bond Market

The Securian Funds Trust was organized by Minnesota Life as an investment vehicle for its variable life insurance policies and variable annuity contracts. Securian Funds Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, each of whose Funds operate as a no-load, diversified open-end management investment company, except that the SFT Delaware IvySM Growth Fund operates as non-diversified, open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Securian Asset Management (Securian AM) acts as the investment advisor for the Securian Funds Trust. Both Securian and Securian AM are affiliate companies of Securian Life.

The following Sub-Account was added to the Account in 2023:

Sub-Account	Effective Date
American Funds IS® Capital World Bond Fund – Class 2 Shares	September 29, 2023

On December 8, 2023, the Securian Funds Trust International Bond Fund was liquidated. Pursuant to no-action relief granted by the Securities and Exchange Commission, proceeds received from the liquidation of the Securian Funds Trust International Bond Fund were used to purchase Sub-Account units in the American Funds IS® Capital World Bond Fund at relative net asset value

(2)  Summary of Significant Accounting Policies

The Account and Sub-Accounts are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The significant accounting policies followed consistently by the Account are as follows:

(a)  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

(b)  Investments in Underlying Funds

Investments in shares of the underlying funds are stated at fair value which is the net asset value per share as determined daily by each underlying fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in first out (FIFO) basis.

(Continued)

19

Securian Life Variable Universal Life Account
Notes to Financial Statements

(2)  Summary of Significant Accounting Policies – (continued)

Realized gains (losses) on investments include capital gain distributions received from the respective underlying funds. Capital gain distributions are reinvested in the respective underlying funds.

All dividend distributions received from the underlying funds are reinvested in additional shares of the underlying funds and are recorded by the Sub-Accounts on the ex-dividend date. The underlying funds may utilize consent dividends to effectively distribute income for income tax purposes. The Sub-Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the underlying funds. Therefore, no dividend income is recorded in the Statements of Operations related to such consent dividends.

(c)  Federal Income Taxes

The Account is treated as part of Securian Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Sub-Account from the underlying funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

(3)  Expenses and Related Party Transactions

There is no mortality and expense charge on the Account.

Policy purchase payments are reflected net of the following charges paid to Securian Life:

A sales load of up to 5.00% is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2023 and 2022 amounted to $8,962 and $25,717, respectively.

A premium tax charge in the amount of 0.00% to 4.00% is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2023 and 2022 amounted to $18,903 and $45,444, respectively.

A federal tax charge of up to 0.35% for group-sponsored policies and up to 1.25% for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Securian Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2023 and 2022 amounted to $2,363 and $5,689, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Securian Life. The amount of the partial surrender charge is the lesser of $25 or 2.00% of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

(Continued)

20

Securian Life Variable Universal Life Account
Notes to Financial Statements

(3)  Expenses and Related Party Transactions – (continued)

The total cash value charges for the years or periods ended December 31, 2023 and 2022 for each applicable segregated Sub-Account are as follows:

Sub-Account	2023	2022
Amer Funds IS Capital World Bond Cl 2 (a)	$68	$–
Amer Funds IS Global Growth Cl 1	15,935	19,739
Amer Funds IS New World Cl 1	–	284
Delaware Ivy VIP Balanced Cl II	33,111	30,929
Delaware Ivy VIP Core Equity Cl II	3,379	5,660
Delaware Ivy VIP High Income Cl II	3,840	3,613
Delaware Ivy VIP Intl Core Equity Cl II	1,928	3,018
Delaware Ivy VIP Small Cap Growth Cl II	330	806
Delaware Ivy VIP Smid Cap Core Cl II	1,870	5,931
Delaware Ivy VIP Value Cl II	2,334	2,561
Fidelity VIP Equity-Income IC	49,643	67,614
Fidelity VIP High lnc IC	15,879	36,970
Janus Henderson Forty SS	33,355	32,674
Janus Henderson Overseas SS	4,824	6,350
Morningstar Balanced ETF Cl I	1,486	1,681
Morningstar Growth ETF Cl I	10,494	15,110
Morningstar Inc & Gro Asset All Cl I	6,339	5,706
SFT Core Bond Cl 2	12,872	13,209
SFT Delaware Ivy Growth	20,540	20,540
SFT Delaware Ivy Small Cap Growth	3,208	4,307
SFT Govt Money Market	199,696	228,242
SFT Index 400 MC Cl 2	13,597	14,578
SFT Index 500 Cl 2	66,101	66,098
SFT Intl Bond Cl 2 (b)	2,817	5,097
SFT Real Estate Cl 2	1,647	1,607
SFT Wellington Core Equity Cl 1	21,414	19,683
Vanguard VIF Diversified Value	23,042	33,204
Vanguard VIF Total Bond Market	18,172	22,576

(a)  For the period from September 29, 2023 through December 31, 2023.

(b)  For the year ended December 31, 2022 and for the period from January 1, 2023 through December 8, 2023.

To the extent the Account invests in the Securian Funds Trust, the Account indirectly incurs management fees that are payable to Securian AM. The advisory fee agreement with Securian Funds Trust provides for payments ranging from 0.15% to 0.85% of average daily net assets of each underlying fund. In addition, Securian Funds Trust has adopted a Rule 12b-1 distribution plan covering all of the underlying funds of Securian Funds Trust. Under the plan, Securian Funds Trust pays distribution fees equal to 0.25% of average daily net assets of each underlying fund to Securian. Each of Securian Funds Trust's funds pays an annual fee ranging from 0.01% to 0.04% of net assets to State Street, Inc. for daily fund accounting services. Securian Funds Trust also pays an administrative services fee to Minnesota Life. To the extent the Account invests in nonaffiliated funds, the Account will also indirectly incur fees.

On May 1, 2014, Securian Life undertook a substitution of certain underlying investments in a transaction approved by the SEC. As part of that transaction, Securian Life agreed to make a reduction in Sub-Account expenses to those policies with assets allocated to specified funds on May 1, 2014, as follows:

Securian Funds Trust – SFT Wellington Core Equity Fund – Class 1 Shares – to the extent the fund's annual net operating expenses exceeds 0.89% (Class 2 Shares) or 0.64% (Class 1 Shares), Securian Life will make a corresponding reduction in Sub-Account expenses, for the life of each policy outstanding on May 1, 2014, to those policy owners whose Sub-Account invests in the fund.

This fee waiver is reported on the Statements of Operations as "Fees Waived" of the respective Sub-Account.

(Continued)

21

Securian Life Variable Universal Life Account
Notes to Financial Statements

(4)  Fair Value Measurement

In accordance with FASB ASC Topic 820, Fair Value Measurement (FASB ASC 820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

The fair value of the Account's financial assets has been determined using available market information as of December 31, 2023. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

The Account is required to categorize its financial assets recorded on the Statements of Assets, Liabilities and Policy Owners' Equity according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2 – Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

Level 3 – Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own assumptions in determining the fair value of investments.

The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

As of December 31, 2023, all of the Account's investments are classified as Level 2 as the values are based upon reported net asset values provided by the fund managers. It has been determined that no transfers between levels occurred during the year. The characterization of the underlying securities held by the funds in accordance with FASB ASC 820 may differ from the characterization of an investment in the fund.

(5)  Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments during the year or period ended December 31, 2023 were as follows:

Sub-Accounts	Purchases	Sales
Amer Funds IS Capital World Bond Cl 2 (a)	$12,869	$68
Amer Funds IS Global Growth Cl 1	14,870	15,852
Amer Funds IS New World Cl 1	–	–
Delaware Ivy VIP Balanced Cl II	25,816	119,961
Delaware Ivy VIP Core Equity Cl II	2,770	3,414
Delaware Ivy VIP High Income Cl II	3,505	3,840
Delaware Ivy VIP Intl Core Equity Cl II	1,833	1,743

(Continued)

22

Securian Life Variable Universal Life Account
Notes to Financial Statements

(5)  Investment Transactions – (continued)

Sub-Accounts	Purchases	Sales
Delaware Ivy VIP Small Cap Growth Cl II	$346	$330
Delaware Ivy VIP Smid Cap Core Cl II	2,816	2,292
Delaware Ivy VIP Value Cl II	2,320	2,334
Fidelity VIP Equity-Income IC	50,020	48,320
Fidelity VIP High lnc IC	8,297	15,731
Janus Henderson Forty SS	6,970	33,093
Janus Henderson Overseas SS	4,909	4,888
Morningstar Balanced ETF Cl I	1,497	1,612
Morningstar Growth ETF Cl I	15,620	10,944
Morningstar Inc & Gro Asset All Cl I	6,365	6,339
SFT Core Bond Cl 2	12,153	12,845
SFT Delaware Ivy Growth	4,993	19,763
SFT Delaware Ivy Small Cap Growth	3,069	2,875
SFT Govt Money Market	195,381	188,994
SFT Index 400 MC Cl 2	1,787	13,402
SFT Index 500 Cl 2	48,563	293,354
SFT Intl Bond Cl 2 (b)	1,342	15,069
SFT Real Estate Cl 2	1,842	1,605
SFT Wellington Core Equity Cl 1	6,004	21,144
Vanguard VIF Diversified Value	26,918	23,699
Vanguard VIF Total Bond Market	16,301	17,408

(a)  For the period from September 29, 2023 through December 31, 2023.

(b)  For the period from January 1, 2023 through December 8, 2023.

(Continued)

23

Securian Life Variable Universal Life Account
Notes to Financial Statements

(6)  Unit Activity from Policy Transactions

Transactions in units for each Segregated Sub-Account for the years or periods ended December 31, 2023 and 2022 were as follows:

	Segregated Sub-Accounts
	Amer Funds IS Capital World Bond Cl 2 (a)	Amer Funds IS Global Growth Cl 1	Amer Funds IS New World Cl 1	Delaware Ivy VIP Balanced Cl II	Delaware Ivy VIP Core Equity Cl II	Delaware Ivy VIP High Income Cl II
Units outstanding at December 31, 2021	–	104,509	37,867	48,678	3,247	3,686
Policy purchase payments	–	13,694	854	7,951	1,119	2,569
Policy terminations, withdrawal payments and charges	–	(115,312)	(38,721)	(17,647)	(3,984)	(4,363)
Units outstanding at December 31, 2022	–	2,891	–	38,982	382	1,892
Policy purchase payments	12,275	6,146	–	8,653	607	2,381
Policy terminations, withdrawal payments and charges	(65)	(6,791)	–	(41,261)	(790)	(2,733)
Units outstanding at December 31, 2023	12,210	2,246	–	6,374	199	1,540
	Segregated Sub-Accounts
	Delaware Ivy VIP Intl Core Equity Cl II	Delaware Ivy VIP Small Cap Growth Cl II	Delaware Ivy VIP Smid Cap Core Cl II	Delaware Ivy VIP Value Cl II	Fidelity VIP Equity- Income IC	Fidelity VIP High lnc IC
Units outstanding at December 31, 2021	280	31,405	1,198	234	170,706	54,869
Policy purchase payments	2,040	423	2,406	906	23,537	17,416
Policy terminations, withdrawal payments and charges	(1,938)	(31,795)	(3,421)	(906)	(189,521)	(66,883)
Units outstanding at December 31, 2022	382	33	183	234	4,722	5,402
Policy purchase payments	1,088	113	892	733	17,772	3,940
Policy terminations, withdrawal payments and charges	(1,041)	(112)	(737)	(760)	(17,328)	(7,697)
Units outstanding at December 31, 2023	429	34	338	207	5,166	1,645
	Segregated Sub-Accounts
	Janus Henderson Forty SS	Janus Henderson Overseas SS	Morningstar Balanced ETF Cl I	Morningstar Growth ETF Cl I	Morningstar Inc & Gro Asset All Cl I	SFT Core Bond Cl 2
Units outstanding at December 31, 2021	249,618	6,462	1,323	159,355	390	14,159
Policy purchase payments	2,312	4,242	1,297	11,796	4,255	7,269
Policy terminations, withdrawal payments and charges	(33,288)	(9,974)	(2,394)	(105,423)	(4,216)	(8,268)
Units outstanding at December 31, 2022	218,642	730	226	65,728	429	13,160
Policy purchase payments	1,021	3,065	980	6,377	4,671	8,024
Policy terminations, withdrawal payments and charges	(6,241)	(3,049)	(1,067)	(6,505)	(4,685)	(8,575)
Units outstanding at December 31, 2023	213,422	746	139	65,600	415	12,609

(Continued)

24

Securian Life Variable Universal Life Account
Notes to Financial Statements

(6)  Unit Activity from Policy Transactions – (continued)

	Segregated Sub-Accounts
	SFT Delaware Ivy Growth	SFT Delaware Ivy Small Cap Growth	SFT Govt Money Market	SFT Index 400 MC Cl 2	SFT Index 500 Cl 2	SFT Intl Bond Cl 2 (b)
Units outstanding at December 31, 2021	160,393	5,824	79,050	117,178	255,448	9,645
Policy purchase payments	2,024	1,535	209,532	1,586	14,569	2,679
Policy terminations, withdrawal payments and charges	(50,255)	(6,973)	(228,467)	(5,268)	(67,406)	(3,423)
Units outstanding at December 31, 2022	112,162	386	60,115	113,496	202,611	8,901
Policy purchase payments	864	959	169,592	482	12,490	865
Policy terminations, withdrawal payments and charges	(3,469)	(896)	(166,664)	(3,651)	(74,543)	(9,766)
Units outstanding at December 31, 2023	109,557	449	63,043	110,327	140,558	–

	Segregated Sub-Accounts
	SFT Real Estate Cl 2	SFT Wellington Core Equity Cl 1	Vanguard VIF Diversified Value	Vanguard VIF Total Bond Market
Units outstanding at December 31, 2021	33,716	44,532	201,569	102,280
Policy purchase payments	1,054	1,670	15,490	18,235
Policy terminations, withdrawal payments and charges	(34,547)	(11,092)	(206,386)	(115,998)
Units outstanding at December 31, 2022	223	35,110	10,673	4,517
Policy purchase payments	961	1,435	12,020	14,505
Policy terminations, withdrawal payments and charges	(847)	(5,328)	(11,275)	(15,662)
Units outstanding at December 31, 2023	337	31,217	11,418	3,360

(a)  For the period from September 29, 2023 through December 31, 2023.

(b)  For the year ended December 31, 2022 and for the period from January 1, 2023 through December 8, 2023.

(Continued)

25

Securian Life Variable Universal Life Account
Notes to Financial Statements

(7)  Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, and total returns for the years or periods ended December 31, 2023, 2022, 2021, 2020, and 2019 is as follows:

	At December 31			For the years or periods ended December 31
	Units Outstanding	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Amer Funds IS Capital World Bond Cl 2
2023 (a)	12,210	$1.09	$13,314	0.00%	0.00%	9.04%
Amer Funds IS Global Growth Cl 1
2023	2,246	2.60	5,841	0.88%	0.00%	22.90%
2022	2,891	2.12	6,119	0.47%	0.00%	(24.54)%
2021	104,509	2.80	292,933	0.53%	0.00%	16.72%
2020	163,185	2.40	391,864	0.62%	0.00%	30.78%
2019	152,860	1.84	280,673	1.37%	0.00%	35.61%
Amer Funds IS New World Cl 1
2023	–	1.63	–	0.00%	0.00%	16.22%
2022	–	1.41	–	1.00%	0.00%	(21.86)%
2021	37,867	1.80	68,155	1.12%	0.00%	5.16%
2020	36,720	1.71	62,848	0.25%	0.00%	23.89%
2019	35,049	1.38	48,419	1.24%	0.00%	29.47%
Delaware Ivy VIP Balanced Cl II
2023	6,374	3.13	19,976	1.34%	0.00%	16.03%
2022	38,982	2.70	105,300	1.22%	0.00%	(16.06)%
2021	48,678	3.22	156,651	0.99%	0.00%	15.97%
2020	50,408	2.78	139,885	1.39%	0.00%	14.11%
2019	55,064	2.43	133,905	1.64%	0.00%	22.09%
Delaware Ivy VIP Core Equity Cl II
2023	199	4.88	971	0.43%	0.00%	23.52%
2022	382	3.95	1,510	0.32%	0.00%	(17.33)%
2021	3,247	4.78	15,531	0.59%	0.00%	28.94%
2020	3,687	3.71	13,679	0.57%	0.00%	21.52%
2019	4,721	3.05	14,415	0.49%	0.00%	31.09%
Delaware Ivy VIP High Income Cl II
2023	1,540	1.51	2,322	6.35%	0.00%	11.75%
2022	1,892	1.35	2,552	7.73%	0.00%	(10.97)%
2021	3,686	1.52	5,585	5.44%	0.00%	6.06%
2020	2,578	1.43	3,683	6.61%	0.00%	6.03%
2019	1,361	1.35	1,833	6.37%	0.00%	11.19%
Delaware Ivy VIP Intl Core Equity Cl II
2023	429	1.79	768	1.59%	0.00%	15.63%
2022	382	1.55	591	2.40%	0.00%	(14.30)%
2021	280	1.80	507	1.03%	0.00%	14.18%
2020	564	1.58	892	1.86%	0.00%	7.19%
2019	271	1.47	400	0.21%	0.00%	18.69%
Delaware Ivy VIP Small Cap Growth Cl II
2023	34	3.10	106	0.00%	0.00%	13.04%
2022	33	2.74	91	0.00%	0.00%	(26.77)%
2021	31,405	3.75	117,621	0.94%	0.00%	3.99%
2020	31,235	3.60	112,496	0.00%	0.00%	37.66%
2019	30,717	2.62	80,363	0.00%	0.00%	23.37%

(Continued)

26

Securian Life Variable Universal Life Account
Notes to Financial Statements

(7)  Financial Highlights – (continued)

	At December 31			For the years or periods ended December 31
	Units Outstanding	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Delaware Ivy VIP Smid Cap Core Cl II
2023	338	$3.40	$1,148	0.10%	0.00%	15.66%
2022	183	2.94	538	0.00%	0.00%	(14.81)%
2021	1,198	3.45	4,135	0.00%	0.00%	20.78%
2020	2,154	2.86	6,155	0.00%	0.00%	7.02%
2019	2,607	2.67	6,961	0.00%	0.00%	24.33%
Delaware Ivy VIP Value Cl II
2023	207	3.25	673	1.30%	0.00%	8.35%
2022	234	3.00	704	1.10%	0.00%	(5.00)%
2021	234	3.16	741	1.49%	0.00%	31.18%
2020	229	2.41	552	1.97%	0.00%	1.98%
2019	469	2.36	1,107	0.84%	0.00%	26.33%
Fidelity VIP Equity-Income IC
2023	5,166	3.01	15,572	1.34%	0.00%	10.65%
2022	4,722	2.72	12,864	0.08%	0.00%	(4.96)%
2021	170,706	2.87	489,126	1.95%	0.00%	24.89%
2020	171,200	2.29	392,769	1.86%	0.00%	6.69%
2019	180,397	2.15	387,902	2.00%	0.00%	27.44%
Fidelity VIP High lnc IC
2023	1,645	2.20	3,619	4.95%	0.00%	10.48%
2022	5,402	1.99	10,749	0.98%	0.00%	(11.37)%
2021	54,869	2.24	123,167	5.33%	0.00%	4.41%
2020	59,404	2.15	127,713	5.13%	0.00%	2.75%
2019	60,476	2.09	126,542	5.12%	0.00%	15.10%
Janus Henderson Forty SS
2023	213,422	6.20	1,324,204	0.13%	0.00%	39.65%
2022	218,642	4.44	971,410	0.05%	0.00%	(33.73)%
2021	249,618	6.70	1,673,454	0.00%	0.00%	22.60%
2020	256,544	5.47	1,402,836	0.16%	0.00%	39.03%
2019	258,117	3.93	1,015,174	0.02%	0.00%	36.85%
Janus Henderson Overseas SS
2023	746	1.67	1,252	1.39%	0.00%	10.58%
2022	730	1.51	1,108	1.50%	0.00%	(8.84)%
2021	6,462	1.66	10,737	0.82%	0.00%	13.29%
2020	14,864	1.47	21,799	1.23%	0.00%	16.02%
2019	14,641	1.26	18,507	1.56%	0.00%	26.71%
Morningstar Balanced ETF Cl I
2023	139	1.63	226	1.45%	0.00%	13.11%
2022	226	1.44	326	0.23%	0.00%	(12.60)%
2021	1,323	1.65	2,187	1.54%	0.00%	11.00%
2020	1,388	1.49	2,066	2.39%	0.00%	9.41%
2019	1,362	1.36	1,853	2.36%	0.00%	16.57%
Morningstar Growth ETF Cl I
2023	65,600	1.84	120,375	2.07%	0.00%	15.61%
2022	65,728	1.59	104,328	1.07%	0.00%	(12.96)%
2021	159,355	1.82	290,646	1.46%	0.00%	15.09%
2020	158,625	1.58	251,378	2.35%	0.00%	10.26%
2019	156,484	1.44	224,909	2.03%	0.00%	20.14%

(Continued)

27

Securian Life Variable Universal Life Account
Notes to Financial Statements

(7)  Financial Highlights – (continued)

	At December 31			For the years or periods ended December 31
	Units Outstanding	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Morningstar Inc & Gro Asset All Cl I
2023	415	$1.44	$599	0.67%	0.00%	10.99%
2022	429	1.30	558	0.77%	0.00%	(12.31)%
2021	390	1.48	579	0.90%	0.00%	6.66%
2020	430	1.39	598	1.46%	0.00%	8.73%
2019	368	1.28	470	2.51%	0.00%	13.19%
SFT Core Bond Cl 2
2023	12,609	1.57	19,736	0.00%	0.00%	5.72%
2022	13,160	1.48	19,484	0.00%	0.00%	(14.17)%
2021	14,159	1.72	24,423	0.00%	0.00%	(0.54)%
2020	14,866	1.73	25,781	0.00%	0.00%	6.88%
2019	15,140	1.62	24,565	0.00%	0.00%	8.90%
SFT Delaware Ivy Growth
2023	109,557	6.59	721,611	0.00%	0.00%	37.96%
2022	112,162	4.77	535,504	0.00%	0.00%	(27.15)%
2021	160,393	6.55	1,051,232	0.00%	0.00%	30.29%
2020	162,385	5.03	816,889	0.00%	0.00%	30.69%
2019	163,763	3.85	630,341	0.00%	0.00%	36.49%
SFT Delaware Ivy Small Cap Growth
2023	449	3.39	1,522	0.00%	0.00%	12.79%
2022	386	3.00	1,160	0.00%	0.00%	(26.87)%
2021	5,824	4.11	23,931	0.00%	0.00%	4.58%
2020	5,561	3.93	21,851	0.00%	0.00%	36.26%
2019	5,284	2.88	15,237	0.00%	0.00%	23.66%
SFT Govt Money Market
2023	63,043	1.16	73,256	4.39%	0.00%	4.46%
2022	60,115	1.11	66,868	0.91%	0.00%	1.11%
2021	79,050	1.10	86,966	0.00%	0.00%	0.00%
2020	82,641	1.10	90,917	0.21%	0.00%	0.21%
2019	89,530	1.10	98,294	1.49%	0.00%	1.50%
SFT Index 400 MC Cl 2
2023	110,327	4.03	444,230	0.00%	0.00%	15.70%
2022	113,496	3.48	394,983	0.00%	0.00%	(13.60)%
2021	117,178	4.03	471,976	0.00%	0.00%	23.99%
2020	120,617	3.25	391,824	0.00%	0.00%	13.06%
2019	121,940	2.87	350,371	0.00%	0.00%	25.51%
SFT Index 500 Cl 2
2023	140,558	4.35	611,034	0.00%	0.00%	25.71%
2022	202,611	3.46	700,640	0.00%	0.00%	(18.47)%
2021	255,448	4.24	1,083,532	0.00%	0.00%	28.03%
2020	258,798	3.31	857,427	0.00%	0.00%	17.91%
2019	261,570	2.81	734,982	0.00%	0.00%	30.88%
SFT Real Estate Cl 2
2023	337	2.08	700	0.00%	0.00%	11.94%
2022	223	1.86	414	0.00%	0.00%	(26.29)%
2021	33,716	2.52	84,887	0.00%	0.00%	44.05%
2020	33,422	1.75	58,416	0.00%	0.00%	(2.83)%
2019	32,504	1.80	58,466	0.00%	0.00%	24.56%

(Continued)

28

Securian Life Variable Universal Life Account
Notes to Financial Statements

(7)  Financial Highlights – (continued)

		At December 31			For the years or periods ended December 31
		Units Outstanding	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
SFT Wellington Core Equity Cl 1
2023	(b)	31,217	$4.44	$138,643	0.00%	(0.23)%	21.30%
2022	(c)	35,110	3.66	128,554	0.00%	(0.20)%	(19.09)%
2021	(d)	44,532	4.53	201,521	0.00%	(0.22)%	24.46%
2020	(e)	51,394	3.64	186,871	0.00%	(0.22)%	18.51%
2019	(f)	54,046	3.07	165,824	0.00%	(0.20)%	34.34%
Vanguard VIF Diversified Value
2023		11,418	2.35	26,800	1.40%	0.00%	20.13%
2022		10,673	1.95	20,854	2.12%	0.00%	(11.49)%
2021		201,569	2.21	444,967	1.09%	0.00%	30.47%
2020		211,850	1.69	358,457	2.65%	0.00%	11.78%
2019		207,643	1.51	314,315	2.81%	0.00%	25.70%
Vanguard VIF Total Bond Market
2023		3,360	1.16	3,882	3.97%	0.00%	5.58%
2022		4,517	1.09	4,943	3.91%	0.00%	(13.21)%
2021		102,280	1.26	128,935	2.12%	0.00%	(1.72)%
2020		105,283	1.28	135,039	2.43%	0.00%	7.58%
2019		103,415	1.19	123,295	2.68%	0.00%	8.67%

*  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of expenses assessed by the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges if any, that result in a direct reduction in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the Sub-Account does not record investment income. For periods less than one year, the ratios have been annualized.

**  This ratio represents the annualized policy expenses of the Account. Ratios that include a fee waiver result in a direct increase in the unit values. Charges made directly to a policy owner's account through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

***  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period.

(a)  For the period from September 29, 2023 through December 31, 2023.

(b)  For the year ended December 31, 2023, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.23%.

(c)  For the year ended December 31, 2022, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.20%.

(d)  For the year ended December 31, 2021, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.22%.

(e)  For the year ended December 31, 2020, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.22%.

(f)  For the year ended December 31, 2019, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.20%.

(8)  Subsequent Events

Management has evaluated subsequent events through March 22, 2024, the date these financial statements were issued, and has concluded there were no events that require financial statement disclosure and/or adjustments to the financial statements.

29

SECURIAN LIFE INSURANCE COMPANY

Statutory Financial Statements

and Financial Statement Schedules

December 31, 2023

KPMG LLP

4200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Independent Auditors’ Report

The Board of Directors and Stockholder

Securian Life Insurance Company:

Opinions

We have audited the financial statements of Securian Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations and capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2023, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2023 in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Minnesota Department of Commerce, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the schedule of selected financial data, the schedule of supplemental investment risks interrogatories, the summary investment schedule and the schedule of supplemental reinsurance risks interrogatories is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Minnesota Department of Commerce. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

Minneapolis, Minnesota

March 29, 2024

SECURIAN LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2023 and 2022

(in thousands)

	2023	2022
Admitted Assets

Bonds	$2,095,911	$1,743,265
Common stocks	8,932	10,196
Mortgage loans	404,041	339,276
Derivative instruments	35,434	11,716
Other invested assets	16,385	16,426
Policy loans	13,011	9,916
Cash, cash equivalents and short-term investments	137,495	17,528
Total invested assets	2,711,209	2,148,323

Premiums deferred and uncollected	49,759	33,174
Investment income due and accrued	20,312	15,148
Amounts recoverable on reinsurance	131,341	126,133
Current income tax recoverable	1,754	—
Deferred income taxes	14,029	15,953
Other assets	3,403	113
Total assets, excluding separate accounts	2,931,807	2,338,844
Separate account assets	3,552	3,106
Total assets	$2,935,359	$2,341,950

Liabilities and Capital and Surplus

Liabilities:
Policy reserves:
Life insurance	$615,504	$552,927
Annuities and other fund deposits	1,375,535	971,842
Accident and health	33,587	28,808
Policy claims in process of settlement	99,975	90,109
Dividends payable to policyholders	50	43
Other policy liabilities	411	650
Asset valuation reserve	12,481	3,779
Amounts payable on reinsurance	161,175	137,460
Accrued commissions and expenses	25,228	27,072
Payable to affiliates	29,869	13,150
Other liabilities	64,536	32,310
Total liabilities, excluding separate accounts	2,418,351	1,858,150
Separate account liabilities	3,552	3,106
Total liabilities	2,421,903	1,861,256

Capital and surplus:
Common stock, $1 par value, 5,000,000 shares authorized, 2,500,000 issued and outstanding	2,500	2,500
Additional paid in capital	407,301	357,301
Unassigned surplus	103,655	120,893
Total capital and surplus	513,456	480,694
Total liabilities and capital and surplus	$2,935,359	$2,341,950

See accompanying notes to statutory financial statements.

SECURIAN LIFE INSURANCE COMPANY

Statutory Statements of Operations and Capital and Surplus
Years ended December 31, 2023, 2022 and 2021

(in thousands)

	2023	2022	2021
Statements of Operations

Revenues:
Premiums and annuity considerations	$830,485	$621,165	$532,288
Net investment income	87,646	61,141	56,858
Commissions and expense allowance on reinsurance	98,397	75,641	86,340
Affiliated allowance	16,046	24,986	12,101
Other income	1,973	1,534	3,936
Total revenues	1,034,547	784,467	691,523

Benefits and expenses:
Policyholder benefits	372,634	301,436	340,542
Increase in policy reserves	450,572	292,600	217,738
General insurance expenses and taxes	142,283	112,064	106,276
Commissions	76,509	70,939	64,471
Separate account transfers, net	(415)	(2,234)	(254)
Deferred gain on reinsurance	—	4,582	3,086
Total benefits and expenses	1,041,583	779,387	731,859

Gain (loss) from operations before dividends, federal income tax expense (benefit) and net realized capital gains (losses)	(7,036)	5,080	(40,336)

Dividends to policyholders	50	(5)	75
Gain (loss) from operations before federal income tax expense (benefit) net realized capital gains (losses)	(7,086)	5,085	(40,411)

Federal income tax expense (benefit)	6,417	9,205	(3,983)
Gain (loss) from operations before net realized capital gains (losses)	(13,503)	(4,120)	(36,428)

Net realized capital gains (losses), net of transfers to interest maintenance reserve and federal income tax expense (benefit)	(1,041)	(1,435)	6,164

Net loss	(14,544)	$(5,555)	$(30,264)

Statements of Capital and Surplus

Capital and surplus, beginning of year	$480,694	$476,106	$446,791
Net loss	(14,544)	(5,555)	(30,264)
Net change in unrealized capital gains and losses	5,367	(7,013)	868
Net change in deferred income tax	6,217	4,754	7,159
Change in asset valuation reserve	(8,702)	4,543	(1,582)
Change in unauthorized reinsurance	(75)	1,507	(2,556)
Change in non-admitted assets	(4,573)	1,886	(12,852)
Change in reserves due to change in valuation basis	7,150	—	(2,293)
Capital contribution	50,000	—	62,833
Other, net	(8,078)	4,466	8,002

Capital and surplus, end of year	$513,456	$480,694	$476,106

See accompanying notes to statutory financial statements.

SECURIAN LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow
Years ended December 31, 2023, 2022 and 2021

(in thousands)

	2023	2022	2021
Cash Flow from Operating Activities

Revenues:
Premiums and annuity considerations	$835,305	$621,469	$513,746
Net investment income	80,482	57,636	57,298
Other cash provided	102,907	104,116	88,745
Total receipts	1,018,694	783,221	659,789

Benefits and expenses paid:
Policyholder benefits	351,407	309,809	330,721
Dividends to policyholders	44	42	65
Commissions and expenses	212,713	182,220	163,481
Separate account transfer, net	(415)	(2,234)	(254)
Federal income taxes	8,035	4,640	603
Total payments	571,784	494,477	494,616

Cash provided from operations	446,910	288,744	165,173

Cash Flow from Investing Activities

Proceeds from investments sold, matured or repaid:
Bonds	409,063	352,747	379,369
Stocks	1,425
Mortgage loans	10,386	16,197	11,780
Real estate	—	—	987
Derivative instruments	10,415	5,933	16,131
Total cash provided	431,289	374,877	408,267

Cost of investments acquired:
Bonds	763,564	640,633	505,519
Common stocks	329	3,358	285
Mortgage loans	76,150	77,300	81,400
Derivative instruments	11,144	9,043	8,982
Real estate	—	—	77
Net change in policy loans	3,094	1,350	2,566
Other, net	(40)	808	1,474
Total cash used	854,241	732,492	600,303

Cash applied to investing	(422,952)	(357,615)	(192,036)

Cash Flow from Financing and Miscellaneous Activities

Net deposits on deposit-type contract funds	32,666	25,073	26,399
Capital contribution	50,000	—	—
Other cash provided (applied)	13,343	163	(1,644)

Cash provided from financing	96,009	25,236	24,755

Reconciliation of Cash, Cash Equivalents and Short-term Investments

Net change in cash, cash equivalents and short-term investments	119,967	(43,635)	(2,108)
Beginning of the year	17,528	61,163	61,163

End of the year	$137,495	$17,528	$61,163

See accompanying notes to statutory financial statements.

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements
December 31, 2023, 2022 and 2021

(in thousands)

(1)	Nature of Operations

Organization and Description of Business

Securian Life Insurance Company (the Company), is a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life) and provides a diversified array of insurance, retirement and investment products and services designed principally to protect and enhance the long-term financial security of individuals and families.

The Company, which operates in the United States, generally offers the following types of products:

●	Fixed, indexed and universal life, term life and whole life insurance products to individuals through affiliated and independent channel partners.
●	Deferred annuities, with fixed rate options through affiliated and independent channel partners.
●	Group life insurance and voluntary products to private and public employers.
●	Retirement options to employers and investment firms.
●	Life insurance protection through banks, credit unions, and finance companies.

(2)	Summary of Significant Accounting Policies

The accompanying statutory financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. The Minnesota Department of Commerce recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Minnesota Insurance Law. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the state of Minnesota. The state has adopted the prescribed accounting practices as stated in NAIC SAP, without modification. The Company has one material statutory accounting practice that differs from those of the state of Minnesota or the NAIC accounting practices. Certain prior year balances have been reclassified to conform to current year presentation. See note 11 Capital and Surplus and Dividends for discussion of statutory dividend limitations. These practices differ from U.S. generally accepted accounting principles (GAAP).

The more significant differences, of which the aggregate effects are material, are as follows:

●	Acquisition costs, such as commissions and other costs incurred in connection with the successful acquisition of new and renewal business, are charged to current operations as incurred whereas premiums are recognized as earned over the premium paying periods of the policies and contracts. Under GAAP, acquisition costs are capitalized and charged to operations as the revenues or expected gross profits are recognized.

●	Certain assets are designated as "non-admitted" and changes in such amounts are charged directly to unassigned surplus.

●	Policy reserves are based on methods prescribed by the NAIC, which include mortality and interest assumptions without consideration for lapses or withdrawals. Under GAAP, policy reserves are based on current best estimates or locked in best estimate assumptions on the date of issuance with a provision for adverse deviation, which include considerations for lapses and withdrawals.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

The more significant differences, of which the aggregate effects are material, are as follows (Continued):

●	The Company is required to establish an asset valuation reserve (AVR) and an interest maintenance reserve (IMR). The AVR provides for a standardized statutory investment valuation reserve for bonds, preferred stocks, short-term investments, mortgage loans, common stocks, real estate and other invested assets. Changes in this reserve are recorded as direct charges or credits to surplus. The IMR is designed to defer net realized capital gains and losses resulting from changes in the level of interest rates in the market and to amortize them over the remaining life of the bond or mortgage loan sold. The IMR represents the unamortized portion of the bond or mortgage loan not yet taken into income. If IMR is negative, it is designated as non-admitted and is directly charged to unassigned surplus unless the Company adopts a certain limited-time exception to admit net negative IMR. For securities the Company intends to sell in which a write-down is necessary, the Company reviews whether the realized loss affects the IMR or AVR. There are no such requirements on a GAAP basis

●	Investments, other than common stocks, preferred stocks and investments in subsidiaries, are carried at values prescribed by the NAIC. GAAP requires investments, other than common stocks, preferred stocks and investments in subsidiaries, to be classified as held-to-maturity securities, which are reported at amortized cost, trading securities, which are reported at fair value through earnings, or available-for-sale securities, which are reported at fair value through stockholder’s equity.

●	Investments in common stocks and preferred stocks are carried at values prescribed by the NAIC. GAAP requires common stocks and preferred stocks to be reported at fair value through earnings.

●	Bonds that have been assigned the NAIC Category 6 designation are carried at the appropriate carrying value of fair value or cost. There are no such requirements on a GAAP basis.

●	A valuation allowance is established for mortgage loans when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan. Under GAAP, an allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans.

●	Deferred federal income taxes are provided for the tax effects of certain income and expense items recognized for income tax purposes in different years than for financial reporting purposes. The change in the net deferred tax asset or liability is reflected in surplus. Admittance testing may result in a charge to capital and surplus for non-admitted portions of the net deferred tax asset. GAAP requires the change to be reported in operations or other comprehensive income.

●	In determining the need for tax contingency reserves, consideration is given to whether it is more-likely-than-not that specific uncertain tax benefits will be realized. GAAP subsequently subjects the tax benefits to an additional quantitative measurement step.

●	Rental income on home office properties owned by the Company is recognized by the Company and a similar amount of rental expense is recognized as a charge for the related office space. Under GAAP, there is no recognition of either rental income or rental expense on home office properties owned by the Company.

●	Certain assets and liabilities are recorded net of the effects of related reinsurance, which is not permitted by GAAP.

●	Gain on retrospective reinsurance ceded is reported as a component of special surplus. The gain is amortized into unassigned surplus in proportion to earnings on the underlying business reinsured. Under GAAP, the deferred gain would be included as a liability and amortized into income using the recovery method.

●	The statutory financial statements do not include accumulated other comprehensive income (loss) as required by GAAP.

●	Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenues from nontraditional life products and deferred annuities consist of premiums received rather than policy and contract fees charged for the cost of insurance, policy administration and surrenders as required under GAAP.

●	The statutory statements of cash flow do not classify cash flow consistent with GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

2)	Summary of Significant Accounting Policies (Continued)

The more significant differences, of which the aggregate effects are material, are as follows (Continued):

●	A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned surplus. Under GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

●	Statutory policyholder dividend liabilities are required to be calculated including dividends anticipated to be paid in the next twelve months. GAAP requires a dividend accrual representing dividends due and unpaid through the current year-end.

●	The calculation of reserves and transfers in the Separate Account Statement requires the use of a Commissioners’ Annuity Reserve Valuation Method (CARVM) allowance on annuities and a Commissioners’ Reserve Valuation Method (CRVM) allowance on certain life products for statutory reporting. There is no such requirement on a GAAP basis.

●	Derivative instruments are recorded at fair value or amortized cost. Changes in derivative instruments recognized at fair value, other than hedges, are recorded as unrealized capital gains and losses on the statutory statements of capital and surplus. Hedges are held using the same accounting methodology as the hedged item. Under GAAP reporting, derivative instruments are held at fair value. Changes in fair value are recorded to realized capital gains and losses, policyholder benefits in the case of certain life insurance product hedging or unrealized capital gains and losses depending on the nature of the hedging relationship, if any, that are designated.

●	The Company issues certain indexed universal life contracts that contain features which are considered to be embedded derivatives that are not separated between components and are accounted for consistent with the host contract. Under GAAP, the embedded derivative is bifurcated from the host contract and accounted for separately as a derivative carried at fair value with changes in fair value recorded in net income.

●	A deferred premium asset is established to recognize receipt of premiums on a payment mode other than annual. This asset is considered an offset to statutory reserve calculations which use only annual modal premium assumptions. Deferred premiums are calculated from the current statement date to policy anniversary date. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a constant of gross premiums.

●	Policy and contract fees are recognized through the statements of operations as received. Under GAAP, these amounts are reported as unearned revenue and are recognized in operations over the period in which the services are provided.

●	The Company periodically invests money in its separate accounts, which is reported as a component of separate account assets and unassigned surplus. On a GAAP basis, these investments are reported as investments in equity securities, based on the underlying characteristics of the investment.

The significant accounting policies that are reflected in the accompanying statutory financial statements are as follows:

New Accounting Pronouncements

In August 2023, the NAIC adopted Interpretation (INT) 23-01 to provide an optional limited-time exception to guidance in SSAP 7, Asset Valuation Reserve and Interest Maintenance Reserve, to allow for net negative IMR to be reported as an admitted asset, subject to certain qualifications and limitations, with an equal amount reported as special surplus funds. The provisions of this interpretation are permitted until December 31, 2025, but may be adjusted in response to NAIC actions to establish statutory accounting guidance specific to net negative IMR. The Company adopted INT 23-01 on December 31, 2023, resulting in an increase in admitted assets and special surplus of $3,135. See note 5 Investments for additional disclosures.

In March 2023, the NAIC adopted revisions to Statements of Statutory Accounting Principles (SSAP) 34, Investment Income Due and Accrued, to provide new disclosures of due and accrued investment income. The disclosure requirements are effective for 2023 reporting and are included in note 5 Investments.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

2)	Summary of Significant Accounting Policies (Continued)

Permitted Practice

The Company has been granted a permitted accounting practice, effective January 1, 2023, from the Minnesota Department of Commerce to reflect changes in discretionary liabilities held on certain indexed universal life policies through surplus in Other, net in statutory statements of operations and capital and surplus instead of through net income as would be required under NAIC SAP. This permitted practice resulted in a pre-tax increase to net income of $6,000 for the period ended December 31, 2023 and had no impact on the Company's surplus or risk-based capital.

Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies, with the exception of single and flexible premium contracts which are credited to revenue when received from the policyholder. Annuity considerations and investment management, administration and contract guarantee fees are recognized as revenue when received. Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities and capital and surplus. Benefits and expenses, including acquisition costs related to acquiring new and renewal business, are charged to operations as incurred. Acquisition expenses incurred are reduced for ceding allowances received or receivable.

Valuation of Investments and Net Investment Income

Bonds and stocks are valued as prescribed by the NAIC. Bonds not backed by other loans are generally carried at cost, adjusted for the amortization of premiums, accretion of discounts and any other-than-temporary impairment (OTTI). Premiums and discounts are amortized and accreted over the estimated or contractual lives of the related bonds based on the interest yield method. Prepayment penalties are recorded to net investment income when collected. Bonds that have been assigned the NAIC category 6 designation are carried at the lower of cost or fair value.

Hybrid securities are investments structured to have characteristics of both stocks and bonds. Hybrid securities totaled $1,500 at December 31, 2023 and 2022, and were classified as bonds on the statutory statements of admitted assets, liabilities and capital and surplus.

Loan-backed securities are stated at either amortized cost or the lower of amortized cost or discounted cash flows. The Company’s loan-backed securities are reviewed quarterly, and as a result, the carrying value of a loan-backed security may be reduced to reflect changes in valuation resulting from discounted cash flow information. Loan-backed securities that have been assigned the NAIC category 6 designation are written down to the appropriate fair value. The Company uses a third-party pricing service in assisting the Company’s determination of the fair value of most loan-backed securities. An internally developed matrix pricing model, discounted cash flow or other model is used to price a small number of holdings. The retrospective adjustment method is used to record investment income on all non-impaired securities except for interest-only securities or other non-investment grade securities where the yield had become negative. Investment income is recorded using the prospective method on these securities.

For loan-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from an outside service provider or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. For loan-backed securities that have a recognized OTTI, the adjusted cost basis is prospectively amortized over the remaining life of the security based on the amount and timing of future estimated cash flows. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

2)	Summary of Significant Accounting Policies (Continued)

Valuation of Investments and Net Investment Income (Continued)

Common stocks are carried at fair value.

The Company recognizes interest income as earned and recognizes dividend income on common stock upon declaration of the dividend. Investment income is reported net of related investment expenses. For the years ended December 31, 2023, 2022 and 2021 the Company sold, redeemed or otherwise disposed 2, 10, and 27 CUSIPs, respectively, as a result of callable features which generated investment income of $15, $300, and $4,846 respectively, from prepayment penalties and acceleration fees.

Preferred stocks are carried at cost less any OTTI adjustments and are classified as other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus.

Mortgage loans are carried at the outstanding principal balances, net of unamortized premiums and discounts. Premiums and discounts are amortized and accreted over the terms of the mortgage loans based on the effective interest yield method. Prepayment penalties are recorded to net investment income. The Company invests primarily in commercial mortgages with a range of interest rates from 5.08% to 6.55% during 2023. In 2023, the maximum percentage of any one loan to value of the collateral at the time of the investment of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 53%.

The Company continues to record interest on those impaired mortgage loans that it believes to be collectible as due and accrued investment income. Any loans that have income 180 days or more past due continue to accrue income, but report all due and accrued income as a non-admitted asset. Past due interest on loans that are uncollectible is written off and no further interest is accrued. Any cash received for interest on impaired loans is recorded as income when collected.

The Company’s investments in surplus notes of unrelated entities are included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus. Surplus note investments with a NAIC designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus note investments with a NAIC designation equivalent of NAIC 3 through NAIC 6 are reported at the lessor of amortized cost or fair value. An OTTI is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the surplus note. If it is determined that a decline in fair value is other than temporary, an impairment loss is recognized as a realized loss equal to the difference between the surplus note’s carrying value and the fair value and is reported in earnings.

Policy loans are carried at the outstanding loan balance which includes any interest over 90 days past due. Loan balances unsecured by the cash surrender value of the policy and accelerated payment benefits are non-admitted assets which totaled $0 as of both December 31, 2023 and 2022.

Commercial paper and bonds with original maturity dates of less than twelve months are considered to be short-term investments. Short-term investments are stated at fair value or amortized cost. Short-term investments at December 31, 2023 and 2022 totaled $15,828 and $7,856, respectively.

Cash and cash equivalents are carried at cost, which generally approximates fair value. Money market funds are included in cash equivalents and are generally valued at fair value. The Company considers short-term investments that are readily convertible to known amounts of cash and have an original maturity date of three months or less to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation insurance limit.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

2)	Summary of Significant Accounting Policies (Continued)

Derivative Instruments

The Company uses option contracts to manage the risks associated with cash flows or changes in estimated fair values related to the Company’s financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

Derivative instruments are generally carried at fair value with changes in fair value recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus. Interest income generated by derivative instruments is reported in net realized capital gains (losses) on the statutory statements of operations.

Some life insurance products in the Company’s liability portfolio contain investment guarantees that create economic exposure to market risks. These guarantees take the form of equity linked interest credits on fixed indexed universal life products. The Company uses economic hedges in its efforts to minimize the financial risk associated with these product guarantees.

Realized and Unrealized Capital Gains and Losses

Realized capital gains and losses, less federal income taxes and amounts transferred to the IMR, if any, are recognized in net income. Unrealized capital gains and losses are accounted for as a direct increase or decrease to capital and surplus. Both realized and unrealized capital gains and losses are determined using the specific identification method.

The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to a new cost basis and the amount of the impairment is included in realized gains and losses on the statutory statements of operations. Any subsequent recoveries are not recognized until disposition.

Under the Company’s accounting policy for loan-backed and structured securities, if the Company has the intent to sell or does not have the intent and ability to retain a security for a period of time sufficient to recover the amortized cost basis, an OTTI is recognized in earnings equal to the difference between the security’s amortized cost basis and the fair value. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s original effective interest rate.

For other bonds, when the Company has determined an OTTI has occurred, the security is written-down to fair value. If the impairment is deemed to be non-interest related, an OTTI is recorded in earnings. For interest related declines, an OTTI is recorded when the Company has the intent to sell or does not have the ability to hold the bond until the forecasted recovery occurs. Many criteria are considered during this process including but not limited to, the length of time and the extent to which the current fair value has been below the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company’s intent to sell the security and current economic conditions.

For common stocks, an OTTI is recorded when the Company does not have the intent and ability to hold the investment for a sufficient period of time to allow for anticipated recovery of unrealized losses. When an OTTI has occurred, the entire difference between NAIC fair value and the common stock’s cost is charged to earnings. Common stocks that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee’s current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, common stocks that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the stock. Preferred stocks with significant unrealized losses are also reviewed on the same basis for impairment.

All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as OTTI or not is made based on these evaluations with documentation of the rationale for the decision.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Realized and Unrealized Capital Gains and Losses (Continued)

The Company may, from time to time, sell invested assets subsequent to the statutory statement of admitted assets, liabilities and capital and surplus date that were considered temporarily impaired at the statutory statement of admitted assets, liabilities and capital and surplus date for several reasons. The rationale for the change in the Company’s intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the statutory statement of admitted assets, liabilities and capital and surplus date, significant unforeseen changes in the Company’s liquidity needs, changes in interest rates, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets, previously considered OTTI or in an unrealized loss position, subsequent to the statutory statement of admitted assets, liabilities and capital and surplus dates for either December 31, 2023 or 2022.

The Company recognizes valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. A non-performing loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of non-performing loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The valuation allowance is equal to the difference between the carrying value and fair value of the collateral less estimated costs to sell. Changes in the valuation allowance are recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus.

Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

Separate Accounts

Separate account assets represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company’s group variable life insurance policyholders. Assets consist principally of marketable securities and are reported at fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders. Premiums, benefits and expenses of the separate accounts are reported in the statutory statements of operations. The Company receives administrative and investment advisory fees for services rendered on behalf of these accounts, and such fees are recorded as earned.

Non-admitted Assets

Certain assets, designated as "non-admitted assets" (principally deferred taxes that do not meet admissibility testing, certain prepaid assets and certain receivables), amounting to $36,989 and $32,416 at December 31, 2023 and 2022, respectively, have been charged to capital and surplus.

Reinsurance

Insurance liabilities are reported after the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid benefits, expense reimbursements and prepaid premiums. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

Policy Reserves

Policy reserves are determined using methods and assumptions consistent with the Standard Valuation Law and presently accepted actuarial standards and guidelines. Policy reserves generally represent the net present value of future benefits less the present value of future net premiums.

Life insurance policy reserves are calculated primarily using the CRVM. The Company uses the principles-based approach (PBR) prescribed by the NAIC Valuation Manual (VM-20) for new life insurance policies issued on or after January 1, 2020. The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. At December 31, 2023 and 2022, the amounts of surrender values in excess of reserves were $46,571 and $48,196, respectively.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Policy Reserves (Continued)

For substandard policies in which reserves are determined using a tabular method, the reserve is calculated by an exact method using multiples of standard mortality as determined by the currently assigned mortality category. As of December 31, 2023 and 2022, the Company had $2,443 and $3,827, respectively, of insurance in force for which gross premiums are less than the net premiums according to standard valuation.

Fixed annuity policy reserves are primarily calculated using the CARVM.

Policy reserves on accident and health contracts are determined using tabular and lag factor methods reflecting Company experience. The Company’s liability for unpaid accident and health claims and claim adjustment expenses are determined using appropriate interest rate tables, company experience and actuarial studies.

Other policy liabilities include primarily premium considerations for accident and health contracts received in advance for certain group insurance contracts and premium deposit funds. Policy reserves on group annuity contracts purchased under a qualified retirement plan are equal to the account value.

During 2023, the Company recorded changes in the valuation bases related to certain reserves on individual life insurance and annuity products. These changes in valuation bases resulted in a cumulative effect adjustment to increase capital and surplus by $7,150 and is reported in change in reserve due to change in valuation basis on the statutory statements of operations and capital and surplus. The tax impact of these adjustments are $7; of which $5 is included in net change in deferred taxes and $2 is included in federal income tax expense (benefit) on the statutory statements of operations and capital and surplus.

During 2023, the Company retrospectively adopted Actuarial Guideline XLIV (AG 44) related to valuation of certain group waiver reserves for disability claim onsets occurring on or after January 1, 2009.

During 2021, the Company recorded a change in valuation basis related to certain reserves on annuity products. The change in valuation basis resulted in a cumulative effect adjustment to decrease capital and surplus by $2,293 and is reported in change in reserve due to change in valuation basis on the statutory statements of operations and capital and surplus. The tax impact of this adjustment is $64 and is included in Federal income tax expense (benefit) on the statutory statements of operations and capital and surplus.

During 2021, the Company completed the required asset adequacy analysis related to its reserves. As a result of the analysis, the Company determined that the reserve of $5,000 established as of December 31, 2020 was no longer necessary as of December 31, 2021. This amount is reported as a change in Other, net on the statutory statements of operations and capital and surplus.

Liability for Accident and Health Losses and Loss Adjustment Expenses

The liability for unpaid losses and loss adjustment expenses includes an amount for losses incurred but unreported, based on past experience, as well as an amount for reported but unpaid losses, which is calculated on a case-by-case basis. Such liabilities are necessarily based on assumptions and estimates. While management believes that the amount is adequate, the ultimate liability may be in excess of or less than the amount estimated. The methods, including key assumptions, of making such estimates and for establishing the resulting liability are continually reviewed and any adjustments are reflected in the period such change in estimate is made. The liability for unpaid accident and health claims and claim adjustment expenses, net of reinsurance, is included in accident and health policy reserves and policy claims in process of settlement on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Participating Business

Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations that take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are generally recognized as expenses when declared by the Board of Directors and up to one year in advance of the payout dates. At December 31, 2023 and 2022, the total participating business in force was $34,744 and $36,391, respectively. As a percentage of total life insurance in force, participating business in force represented less than 1% at both December 31, 2023 and 2022.

For 2023, 2022 and 2021, premiums under individual policies were $601, $671 and $683, respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in 2023, 2022 and 2021 in the amount of $44, $42, and $65, respectively, to policyholders and did not allocate any additional income to such policyholders.

Federal Income Taxes

The Company files a consolidated life/non-life federal income tax return with Minnesota Mutual Companies, Inc. (MMC), the Company’s ultimate parent. Entities included in the consolidated return include: Securian Holding Company, Robert Street Property Management, Inc., Securian Financial Group, Inc. (SFG), Securian Casualty Company, Securian Ventures, Inc., Securian Financial Services, Inc. (SFS), Securian Trust Company, Securian Asset Management, Inc. (Securian AM), Ochs Inc., Lowertown Capital, LLC, Empyrean Holding Company, Inc. and its subsidiaries and Minnesota Life Insurance Company and its subsidiaries. Empyrean Holding Company’s subsidiaries include Empyrean Benefits Solutions, Inc., Empyrean Insurance Services, Inc. and Spinnaker Holdings, LLC. Minnesota Life’s subsidiaries include the Company, Allied Solutions LLC (Allied), Securian AAM Holdings, LLC, Marketview Properties, LLC, Marketview Properties II, LLC, Marketview Properties III, LLC, Marketview Properties IV, LLC and Oakleaf Service Corporation.

The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Under the agreement, the Company computes federal income taxes on a separate return basis, and benefit is given for operating losses and credits as utilized to reduce consolidated federal income taxes. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the statutory financial statements. Any such change could significantly affect the amounts reported in the statutory statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Gross deferred tax assets and liabilities are measured using enacted tax rates, and a statutory valuation allowance must be established if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. The adjusted gross deferred tax assets are then considered for admitted asset status according to the admissibility tests as set forth by the NAIC. Changes in deferred tax assets and deferred tax liabilities, including changes attributable to changes in tax rates, are recognized as a component of unassigned surplus.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Use of Estimates

The preparation of financial statements in conformity with statutory accounting practices requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the dates of the statutory statements of admitted assets, liabilities and capital and surplus and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements and such changes in estimates are generally recorded on the statutory statements of operations in the period in which they are made.

The most significant estimates include those used in determining policy reserves, policy claims in process of settlement, valuation of and impairment losses on investments, and federal income taxes. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the statutory statements of admitted assets, liabilities and capital and surplus date. Management believes the amounts provided are appropriate.

(3)	Risks

The Company’s financial statements are based on estimates and assumptions that are subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control or are subject to change. As such, actual results could differ from the estimates used in the financial statements and the value of the Company’s investments, its financial condition and its liquidity could be adversely affected. The following risks and uncertainties, among others, may have such an effect:

●	Economic environment and capital markets-related risks such as those related to interest rates, equity markets, credit spreads, real estate, and derivatives.
●	Investment-related risks such as those related to valuation, impairment, and concentration.
●	Business and operational-related risks such as those related to mortality/longevity, morbidity and claims experience, reinsurers and counterparties, liquidity, ratings, competition, cyber or other information security, fraud, and overall risk management.
●	Catastrophic and pandemic event-related risks that may impact policyholder behavior and claims experience, volatility in financial markets and economic activity, and operations.
●	Acquisition, disposition, or other structural change related risks.
●	Regulatory and legal risks such as those related to changes in fiscal, tax and other legislation, insurance regulation, and accounting standards.

The Company actively monitors and manages risks and uncertainties through a variety of policies and procedures in an effort to mitigate or minimize the adverse impact of any exposures impacting the financial statements.

(4)	Fair Value of Financial Instruments

Financial Assets and Financial Liabilities Reported at Fair Value

The fair value of the Company’s financial assets and financial liabilities has been determined using available market information as of December 31, 2023 and 2022.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The Company is required to categorize its financial assets and financial liabilities carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities.

Level 3 – Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the assets or liabilities.

The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

The following table summarizes the Company’s financial assets and financial liabilities carried at fair value as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Common stocks	$6,921	$—	$586	$7,507
Derivative instruments	—	35,434	—	35,434
Cash equivalents	17,389	—	—	17,389
Separate account assets	—	3,552	—	3,552
Total financial assets	$24,310	$38,986	$586	$63,882

Derivative instruments (1)	$—	$20,947	$—	$20,947
Total financial liabilities	$—	$20,947	$—	$20,947

(1)	Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

The following table summarizes the Company’s financial assets and financial liabilities carried at fair value as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Common stocks	$7,065	$—	$610	$7,675
Derivative instruments	—	11,716	—	11,716
Cash equivalents	6,005	—	—	6,005
Separate account assets	—	3,106	—	3,106
Total financial assets	$13,070	$14,822	$610	$28,502

Derivative instruments (1)	$—	$6,624	$—	$6,624
Total financial liabilities	$—	$6,624	$—	$6,624

(1)	Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

Common stocks

The Company’s common stocks consist primarily of investments in common stock of publicly traded companies. The fair values of common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1. The Company carried a small amount of non-exchange traded common stock classified within Level 3.

Derivative instruments

Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

The majority of the Company’s derivative positions are traded in the Over-the-Counter (OTC) derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company’s valuation oversight group. OTC derivatives valued using significant unobservable inputs would be classified as Level 3.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Cash equivalents

Money market funds are reported as cash equivalents. All money market funds are generally valued using unadjusted prices in active markets and are reflected in Level 1.

Separate account assets

Separate account assets are reported as a summarized total and are carried at estimated fair value based on the underlying assets in which the separate accounts are invested. Valuations for common stock and short-term investments are determined consistent with similar instruments as previously described. When available, fair values of bonds are based on quoted market prices of identical assets in active markets and are reflected in Level 1. When quoted prices are not available, the Company’s process is to obtain prices from third party pricing services, when available, and generally classify the security as Level 2. Valuations for certain mutual funds and pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by the fund managers with little readily determinable public pricing information. Other valuations using internally developed pricing models or broker quotes are generally classified as Level 3.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The following table provides a summary of changes in fair value of Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2023:

		Total realized and
		unrealized gains
		(losses) included in:		Purchases,
	Balance at	Net		sales and	Transfers	Transfers
	beginning	income		settlements,	in to	out of	Balance at
	of year	(loss)	Surplus	net	Level 3	Level 3	end of year
Common stocks	$610	$—	$(24)	$—	$—	$—	$586
Total financial assets	$610	$—	$(24)	$—	$—	$—	$586

The following table provides a summary of changes in fair value of Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2022:

		Total realized and
		unrealized gains
		(losses) included in:		Purchases,
	Balance at	Net		sales, and	Transfers	Transfers
	beginning	income		settlements,	in to	out of	Balance at
	of year	(loss)	Surplus	net	Level 3	Level 3	end of year
Common stocks	$12	$(5)	$65	$538	$—	$—	$610
Total financial assets	$12	$(5)	$65	$538	$—	$—	$610

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities

The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the Company as of December 31, 2023:

						Not
						practicable
	Aggregate	Carrying				carrying
	fair value	value	Level 1	Level 2	Level 3	value
Bonds:
U.S. government securities	$7,302	$7,663	$7,302	$—	$—	$—
Agencies not backed by the full faith and credit of the U.S. government	51,333	52,367	—	51,333	—	—
Corporate securities	1,404,489	1,506,088	—	1,123,624	280,865	—
Asset-backed securities	203,014	206,014	—	198,955	4,059	—
Commercial mortgage-backed securities (CMBS)	177,127	190,268	—	177,127	—	—
Residential mortgage-backed securities (RMBS)	119,183	133,511	—	119,183	—	—
Total bonds	1,962,448	2,095,911	7,302	1,670,222	284,924	—
Common stocks	7,507	8,932	6,921	—	586	1,425
Preferred stocks	4,294	5,000	—	—	4,294	—
Mortgage loans	356,258	404,041	—	—	356,258	—
Surplus notes	7,905	11,305	—	7,905	—	—
Derivative assets	35,434	35,434	—	35,434	—	—
Policy loans	15,658	13,011	—	—	15,658	—
Cash equivalents	101,202	101,191	101,202	—	—	—
Short-term investments	15,831	15,828	15,831	—	—	—
Separate account assets	3,552	3,552	—	3,552	—	—
Total financial assets	$2,510,089	$2,694,205	$131,256	$1,717,113	$661,720	$1,425

Deferred annuities	26,876	27,491	—	—	26,876	—
Annuity certain contracts	4,066	4,310	—	—	4,066	—
Supplementary contracts without life contingencies	157,305	157,305	—	—	157,305	—
Derivative liabilities (1)	20,947	20,947	—	20,947	—	—
Separate account liabilities	3,552	3,552	—	3,552	—	—
Total financial liabilities	$212,746	$213,605	$—	$24,499	$188,247	$—

(1)	Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities (Continued)

The following table provides a summary of financial assets with a not practicable carrying value as of December 31, 2023:

		Effective		Explanation for investments held at
	Carrying value	interest rate	Maturity date	cost
Common stock	$1,425	N/A	N/A	Nonmarketable FHLB membership

The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the Company as of December 31, 2022:

						Not
						practicable
	Aggregate	Carrying				carrying
	fair value	value	Level 1	Level 2	Level 3	value
Bonds:
U.S. government securities	$53,426	$55,687	$53,426	$—	$—	$—
Agencies not backed by the full faith and credit of the U.S. government	60,296	62,084	—	60,296	—	—
Corporate securities	1,031,445	1,197,440	—	855,419	176,026	—
Asset-backed securities	117,679	124,113	—	112,280	5,399	—
CMBS	156,746	173,032	—	156,746	—	—
RMBS	113,878	130,909	—	113,878	—	—
Total bonds	1,533,470	1,743,265	53,426	1,298,619	181,425	—
Common stocks	7,675	10,196	7,065	—	610	2,520
Preferred stocks	4,275	5,000	—	—	4,275	—
Mortgage loans	288,397	339,276	—	—	288,397	—
Surplus notes	7,582	11,313	—	7,582	—	—
Derivative assets	11,716	11,716	—	11,716	—	—
Policy loans	10,412	9,916	—	—	10,412	—
Cash equivalents	13,144	13,143	13,144		—	—
Short-term investments	7,855	7,856	7,855	—	—	—
Separate account assets	3,106	3,106	—	3,106	—	—
Total financial assets	$1,887,632	$2,154,787	$81,490	$1,321,023	$485,119	$2,520

Deferred annuities	22,588	22,667	—	—	22,588	—
Annuity certain contracts	1,733	1,882	—	—	1,733	—
Supplementary contracts without life contingencies	124,965	124,965	—	—	124,965	—
Derivative liabilities (1)	6,624	6,624	—	6,624	—	—
Separate account liabilities	3,106	3,106		3,106
Total financial liabilities	$159,016	$159,244	$—	$9,730	$149,286	$—

(1)	Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Other Than Fair Value

The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus.

Refer to note 2 Summary of Significant Accounting Policies and note 6 Derivative Instruments for additional fair value disclosures concerning bonds, cash equivalents, short-term investments, other assets and derivatives.

When available, fair values of bonds and surplus notes of unrelated entities are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

When quoted prices are not available, the Company’s process is to obtain prices from third party pricing services, when available. The Company generally receives prices from pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. The Company’s primary pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the valuation inputs for investments covered and publishes and updates a summary of inputs used in its valuations by major type. The market inputs utilized in the pricing valuation depend on asset class and market conditions but typically include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. If the pricing service determines it does not have sufficient objectively verifiable information about an instrument’s valuation, it discontinues providing a valuation. In this instance, the Company would be required to produce its own internally modeled estimate of fair value.

Prices are reviewed by affiliated asset managers and management to validate reasonability. Instruments with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the instrument remains within Level 2.

For instruments where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement bonds or bonds that do not trade regularly - a matrix pricing, discounted cash flow or other model is used. The pricing models are developed by obtaining spreads versus the U.S. Treasury yield for corporate bonds with varying weighted average lives and ratings. The weighted average life and rating of a particular instrument to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that instrument. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value. Certain other valuations are based on independent non-binding broker quotes. Instruments valued using pricing models or broker quotes are reflected in Level 3.

Fair values of mortgage loans are based upon matrix pricing and discounted cash flows. Fair values of policy loans are estimated by discounting expected cash flows. The expected cash flows reflect an estimate for the timing of repayment of the loans and weighted average loan interest rates.

The fair value of deferred annuities, which have guaranteed interest rates and surrender charges, were calculated using CARVM calculation procedures and current market interest rates. The Company believes this a reasonable approximation of fair value. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

The fair value of annuity certain contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments

Bonds and Stocks

The Company’s bond portfolio consists of public and private corporate bonds, mortgage and other asset-backed bonds and U.S. government and agency obligations.

The Company invests in private placement bonds to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded bonds. Generally, private placement bonds provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement bonds generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded bonds.

The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

The Company’s RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (e.g., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or “private label” issuers. The Company’s RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company’s portfolio consisted of $133,511 and $130,909 agency backed RMBS and no non-agency backed RMBS as of December 31, 2023 and 2022, respectively. The Company’s RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards.

The Company’s asset-backed securities portfolio consists of securities collateralized by the cash flows of receivables relating to airlines and transportation equipment loans.

The admitted asset value, gross unrealized gains and losses and estimated fair value of investments in bonds were as follows:

	Admitted	Gross unrealized		Fair
December 31, 2023	asset value	Gains	Losses	value
U.S. government securities	$7,663	$—	$361	$7,302
Agencies not backed by the full faith and credit of the U.S. government	52,367	238	1,272	51,333
Corporate securities	1,506,088	25,626	127,225	1,404,489
Asset-backed securities	206,014	1,253	4,253	203,014
CMBS	190,268	517	13,658	177,127
RMBS	133,511	254	14,582	119,183
Total	$2,095,911	$27,888	$161,351	$1,962,448

	Admitted	Gross unrealized		Fair
December 31, 2022	asset value	Gains	Losses	value
U.S. government securities	$55,687	$5	$2,266	$53,426
Agencies not backed by the full faith and credit of the U.S. government	62,084	213	2,001	60,296
Corporate securities	1,197,440	2,410	168,405	1,031,445
Asset-backed securities	124,113	64	6,498	117,679
CMBS	173,032	176	16,462	156,746
RMBS	130,909	39	17,070	113,878
Total	$1,743,265	$2,907	$212,702	$1,533,470

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

The admitted asset value and estimated fair value of bonds at December 31, 2023, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Admitted	Fair
	asset value	value
Due in one year or less	$44,666	$44,139
Due after one year through five years	275,777	267,851
Due after five years through ten years	510,610	474,462
Due after ten years	735,065	676,672
	1,566,118	1,463,124
Asset-backed and mortgage-backed securities	529,793	499,324
Total	$2,095,911	$1,962,448

The Company had certain bonds with a reported fair value lower than the amortized cost of the investment as follows:

	December 31, 2023
	Less than 12 months
	Fair value	Amortized cost	Unrealized losses	Security count
U.S. government securities	$1,106	$1,120	$14	3
Agencies not backed by the full faith and credit of the U.S. government	8,944	9,251	307	6
Corporate securities	68,492	69,682	1,190	36
Asset-backed securities	43,704	44,200	496	28
CMBS	21,946	22,266	320	8
RMBS	10,296	10,756	460	12

	December 31, 2023
	12 months or greater
	Fair value	Amortized cost	Unrealized losses	Security count
U.S. government securities	$6,196	$6,543	$347	5
Agencies not backed by the full faith and credit of the U.S. government	22,227	23,191	964	15
Corporate securities	834,480	960,515	126,035	497
Asset-backed securities	64,487	68,244	3,757	62
CMBS	121,663	135,001	13,338	59
RMBS	92,513	106,635	14,122	96

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

	December 31, 2022
	Less than 12 months
	Fair value	Amortized cost	Unrealized losses	Security count
U.S. government securities	$36,467	$38,313	$1,846	13
Agencies not backed by the full faith and credit of the U.S. Government	45,273	47,275	2,002	34
Corporate securities	768,862	869,410	100,548	480
Asset-backed securities	75,533	79,760	4,227	71
CMBS	122,241	132,992	10,751	57
RMBS	57,552	62,762	5,210	76

	December 31, 2022
	12 months or greater
	Fair value	Amortized cost	Unrealized losses	Security count
U.S. government securities	$2,994	$3,414	$420	1
Corporate securities	196,776	264,633	67,857	109
Asset-backed securities	28,345	30,615	2,270	29
CMBS	22,129	27,840	5,711	15
RMBS	53,083	64,941	11,858	33

For bonds where the carrying value exceeds fair value, the Company expects to collect all principal and interest payments, excluding previously recorded OTTI. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2023, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

The following paragraphs summarize the Company’s evaluation of investment categories where carrying value exceeds fair value as of December 31, 2023.

U.S. government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

Unrealized losses related to corporate securities are due to interest rates that are higher, and current market spreads that are wider than at the securities’ respective purchase dates. The Company performed an analysis of the financial performance of the underlying issuers and determined that the entire amortized cost for each temporarily impaired security is expected to be recovered.

Asset-backed securities, CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

The Company’s CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company’s CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted.

The Company’s RMBS portfolio primarily consists of residential mortgages to prime borrowers. Fluctuations in the housing market continue to impact the valuations across the entire asset class. As of December 31, 2023, 100% of the RMBS portfolio was invested in agency pass-through securities.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

At December 31, 2023 and 2022, bonds with a carrying value of $6,448 and $7,556, respectively, were on deposit with state regulatory authorities as required by law.

The common stock portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company’s common stock portfolio totaled $8,932 and $10,196 as of December 31, 2023 and 2022, respectively.

The Company did not hold any common stock with a reported fair value lower than the carrying value of the investment at December 31, 2023 or 2022.

The preferred stock portfolio is primarily made up of mandatory redeemable preferred stocks. The carrying value of the Company's preferred stock portfolio totaled $5,000 as of December 31, 2023 and 2022.

The Company had certain preferred stocks with a reported fair value lower than the cost of the investment as follows

	Less than 12 months
	Fair value	Cost	Unrealized losses	Security count
December 31, 2023	$—	$—	$—	—
December 31, 2022	4,275	5,000	725	2

	12 months or greater
	Fair value	Cost	Unrealized losses	Security count
December 31, 2023	$4,294	$5,000	$706	2
December 31, 2022	—	—	—	—

Mortgage Loans

The Company underwrites and purchases commercial mortgages on general purpose income producing properties. The Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $404,041 and $339,276 at December 31, 2023 and 2022, respectively.

All of the Company’s commercial mortgage loan investments are managed and serviced directly by an affiliate, Securian AM. The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

The following table shows the composition of the Company’s commercial mortgage loan portfolio, net of valuation allowances, by class as of December 31:

	2023	2022
Industrial	$105,839	$82,350
Office buildings	58,164	50,888
Retail facilities	106,298	73,237
Apartment	121,554	120,226
Other	12,186	12,575
Total	$404,041	$339,276

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Mortgage Loans (Continued)

If information is obtained on commercial mortgage loans that indicates a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

A valuation allowance is established when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan.

The following table provides a summary of the valuation allowance for the mortgage loan portfolio for the years ended December 31:

	2023	2022	2021
Balance at beginning of year	$—	$—	$—
Increase in allowance	1,000	—	—
Balance at end of year	$1,000	$—	$—

As of December 31, 2023 and 2022, the Company had no delinquent mortgage loans.

The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

For the year ended December 31, 2023 and 2022, the Company did not have any material troubled debt restructurings.

As of December 31, 2023 and 2022, there were no nonperforming loans.

Net Investment Income

Net investment income for the years ended December 31 was as follows:

	2023	2022	2021
Bonds	$72,663	$50,048	$47,118
Common stocks – unaffiliated	293	288	213
Preferred stocks – unaffiliated	186	147	76
Mortgage loans	13,804	11,532	10,082
Policy loans	296	384	288
Short-term investments	1,233	30	5
Other	1,803	511	422
Gross investment income	90,278	62,940	58,204
Amortization of IMR	(365)	102	556
Investment expenses	(2,267)	(1,901)	(1,902)
Total	$87,646	$61,141	$56,858

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Net Investment Income (Continued)

Gross due and accrued interest was $20,313 as of December 31, 2023, and non-admitted due and accrued interest from bonds in default or 90 days past due was $1 are included in other assets on the statutory statements of admitted assets, liabilities and capital and surplus.

There were no paid-in-kind interest or deferred interest as of December 31, 2023.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 were as follows:

	2023	2022	2021
Bonds	$(4,366)	$(1,298)	$(1,658)
Common stocks – unaffiliated	—	(5)	—
Derivative instruments	711	(3,049)	8,107
Other invested assets	1	—	(24)
	(3,654)	(4,352)	6,425
Amount transferred to the IMR, net of taxes	2,477	1,039	1,091
Income tax expense (benefit)	136	1,878	(1,352)
Total	$(1,041)	$(1,435)	$6,164

Gross realized gains (losses) on sales of bonds for the years ended December 31 were as follows:

	2023	2022	2021
Bonds:
Gross realized gains	$542	$1,511	$1,626
Gross realized losses	(3,594)	(2,809)	(2,977)

Proceeds from the sales of bonds amounted to $308,897, $286,147, and $260,567 for the years ended December 31, 2023, 2022 and 2021, respectively.

OTTI by asset type recognized in net realized capital gains (losses) for the years ended December 31 were as follows:

	2023	2022	2021
Bonds:
Corporate securities	$(1,314)	$—	$307
Total OTTI	$(1,314)	$—	$307

In relation to loan-backed and structured securities, the Company did not recognize OTTI on the basis of the intent to sell during 2023, 2022 or 2021. The Company also did not recognize any OTTI on the basis of the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis during 2023, 2022 or 2021.

Gross and admitted net aggregate net negative IMR was $3,135 as of December 31, 2023 and the full amount was related to the general account. Admitted net negative IMR represented 0.7% of general account adjusted surplus of $456,472 as of the prior quarter end. Fixed income investments generating IMR losses comply with the Company's documented investment or liability management policies and asset sales that generated admitted negative IMR were not compelled by liquidity pressures.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Net Unrealized Capital Gains (Losses) (Continued)

Changes in net unrealized capital gains (losses) for the years ended December 31 were as follows:

	2023	2022	2021
Common stocks – unaffiliated	(168)	(118)	1,157
Derivative instruments	7,953	(8,673)	(140)
Mortgage loans	(1,000)	—	—
Other	9	(86)	82
Deferred tax asset (liability)	(1,427)	1,864	(231)
Total	$5,367	$(7,013)	$868

Cost and gross unrealized gains (losses) on unaffiliated common stocks at December 31 were as follows:

	2023	2022
Cost	$6,575	$7,671
Gross unrealized gains	2,357	2,525
Admitted asset value	$8,932	$10,196

(6)	Derivative Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses option contracts to manage the risk associated with changes in estimated fair values related to the Company’s financial assets and liabilities, to generate income and manage other risks due to the variable nature of the Company’s cash flows.

Freestanding derivatives are carried on the Company’s statutory statements of admitted assets, liabilities and capital and surplus either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company’s derivative financial instruments held:

Primary		December 31, 2023			December 31, 2022
underlying risk	Instrument		Fair value			Fair value
exposure	type	Notional amount	Assets	Liabilities (1)	Notional amount	Assets	Liabilities (1)
Equity market	Equity options	$504,424	$35,434	$20,947	$466,199	$11,716	$6,624

Total derivatives		$504,424	$35,434	$20,947	$466,199	$11,716	$6,624

(1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(6)	Derivative Instruments (Continued)

The freestanding derivatives utilized by the Company are for specific economic hedging programs related to various life insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the markets in assessing the trading activity for these programs.

Equity options are used by the Company to economically hedge certain risks associated with fixed indexed universal life products that allow the holder to elect an interest rate return or a market component, where interest credited to the contracts is linked to the performance of an index. Certain contract holders may elect to rebalance index options at renewal dates. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. The Company purchases equity options that are intended to be highly correlated to the portfolio allocation decisions of the contract holders with respect to returns for the current reset period.

The following tables present the amount and location of gains (losses) recognized on the statutory statements of operations and capital and surplus from derivatives:

	2023
			Net change in
	Net realized capital	Net investment	unrealized capital
	gains (losses)	income	gains and losses
Equity options	$711	$—	$7,953
Total gains recognized from derivatives	$711	$—	$7,953

	2022
			Net change in
	Net realized capital	Net investment	unrealized capital
	gains (losses)	income	gains and losses
Equity options	$(3,049)	$—	$(8,673)
Total gains (losses) recognized from derivatives	$(3,049)	$—	$(8,673)

	2021
			Net change in
	Net realized capital	Net investment	unrealized capital
	gains (losses)	income	gains and losses
Equity options	$8,107	$—	$(140)
Total gains (losses) recognized from derivatives	$8,107	$—	$(140)

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(6)	Derivative Instruments (Continued)

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company’s collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty’s derivatives reaches a pre-determined threshold. The Company received collateral from OTC counterparties in the amount of $14,500 and $5,450 at December 31, 2023 and 2022, respectively. Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the statutory statements of admitted assets, liabilities and capital and surplus. Credit agreements with counterparties permit the Company to sell or re-pledge this collateral; at December 31, 2023 and 2022, none of the collateral had been sold or re-pledged. The Company delivered collateral in the amount of $0 at December 31, 2023 and 2022. The Company maintained ownership of any collateral delivered. Securities collateral pledged by the Company is reported in bonds on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(7)	Separate Accounts

Separate account assets represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company’s variable annuity life insurance policyholders.

The Company has no indexed separate accounts or guaranteed benefit accounts.

Information regarding the separate accounts of the Company was as follows:

Non-indexed
	guarantee less	Non-indexed
	than / equal to	guarantee	Non-
	4%	more than 4%	guaranteed	Total
Premiums, considerations or deposits for year ended December 31, 2023	$—	$—	$470	$470

Non-indexed
	guarantee less	Non-indexed
	than / equal to	guarantee	Non-
	4%	more than 4%	guaranteed	Total
Reserves at December 31, 2023
For accounts with assets at:
Fair value	$—	$—	$3,552	$3,552

Non-indexed
	guarantee less	Non-indexed
	than / equal to	guarantee	Non-
	4%	more than 4%	guaranteed	Total
Reserves at December 31, 2023
By withdrawal characteristics:
At fair value	$—	$—	$3,552	$3,552

The Company also has no separate accounts, which would be disclosed by withdrawal characteristics, at book value without market value adjustments and with surrender charges.

Reconciliation of net transfer to (from) separate accounts:

2023
Transfers as reported in the summary of operations of the
Annual Statement of the Separate Accounts:
Transfers to separate accounts	$470
Transfers from separate accounts	(884)
Net transfers to (from) separate accounts	(414)

Reconciling adjustments:
Other activity not included in transfers out in Annual Statement of the Separate Accounts fees and a receivable was recorded at the general account	(1)
Transfers as recorded in the Summary of Operations of the Life and Accident and Health Annual Statement	$(415)

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes

Federal income tax expense (benefit) varies from amounts computed by applying the federal income tax rate of 21% to the gain (loss) from operations before federal income tax expense (benefit). The reasons for this difference and the tax effects thereof for the years ended December 31 were as follows:

	2023	2022	2021
Provision computed at statutory rate	$(2,255)	$154	$(7,137)
Dividends received deduction	(276)	(308)	(258)
IMR amortization	77	(25)	531
Retroactive reinsurance gain	(16)	(13)	(17)
Net gain on reinsurance	(421)	956	—
Non-admitted assets	235	1,893	(1,784)
Asset transfer	—	—	(1,365)
Other	(41)	(84)	(328)
Total tax (benefit)	$(2,697)	$2,573	$(10,358)

Federal income tax expense (benefit)	$6,417	$9,205	$(3,983)
Tax on capital losses/gains	(136)	(1,878)	1,352
Change in net deferred income taxes	(8,978)	(4,754)	(7,727)
Total statutory income taxes	$(2,697)	$2,573	$(10,358)

The components of incurred income tax expense (benefit) for the years ended December 31 were as follows:

	2023	2022	2021
Tax on income	$6,217	$8,865	$(2,800)
Tax on capital gains/losses	(136)	(1,878)	1,352
Other taxes	200	340	(1,183)
Total income tax expense	$6,281	$7,327	$(2,631)

The components of the net deferred tax asset as of December 31 were as follows:

December 31, 2023	Ordinary	Capital	Total
Gross deferred tax assets	$51,719	$3,641	$55,360
Deferred tax assets non-admitted	(33,289)	—	(33,289)
	18,430	3,641	22,071
Deferred tax liabilities	(6,087)	(1,955)	(8,042)
Net admitted deferred tax asset	$12,343	$1,686	$14,029

December 31, 2022	Ordinary	Capital	Total
Gross deferred tax assets	$46,587	$1,973	$48,560
Deferred tax assets non-admitted	(26,575)	—	(26,575)
	20,012	1,973	21,985
Deferred tax liabilities	(5,502)	(530)	(6,032)
Net admitted deferred tax asset	$14,510	$1,443	$15,953

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes (Continued)

	Change	Change	Change
	ordinary	capital	total
Gross deferred tax assets	$5,132	$1,668	$6,800
Deferred tax assets non-admitted	(6,714)	—	(6,714)
	(1,582)	1,668	86
Deferred tax liabilities	(585)	(1,425)	(2,010)
Net admitted deferred tax asset	$(2,167)	$243	$(1,924)

The amounts of adjusted gross deferred tax assets admitted as of December 31 were as follows:

December 31, 2023	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized within three years	10,523	3,506	14,029
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	7,907	135	8,042
Deferred tax assets admitted	$18,430	$3,641	$22,071

The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2023 was $12,189.

December 31, 2022	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(237)	$(237)
Adjusted gross deferred tax assets expected to be realized within three years	14,019	2,208	16,227
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	5,993	2	5,995
Deferred tax assets admitted	$20,012	$1,973	$21,985

The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2022 was $69,711.

The ratio percentages used to determine the recovery period and threshold limitation amounts and the amount of adjusted capital and surplus used to determine recovery period and threshold limitation as of December 31 were as follows:

	2023	2022
Ratio percentage	1,181%	1,094%
Capital and surplus used	$513,971	$464,741

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes (Continued)

As of December 31, 2023 and 2022, the availability of tax planning strategies resulted in an increase of the Company’s adjusted gross deferred tax assets by approximately 0% and 4%, respectively, and net admitted deferred tax assets by approximately 0% and 8%, respectively, of which all was capital for tax purposes.

The Company did not use any reinsurance tax planning strategies.

The tax effects of temporary differences that give rise to the Company’s net deferred federal tax asset as of December 31 were as follows:

	2023	2022
Deferred tax assets:
Ordinary:
Policyholder liabilities	$17,215	$17,179
Deferred acquisition costs	30,714	26,471
Other reserves	—	420
Deferred ceding commission	—	47
Non-admitted assets	777	1,011
Investments	1,670	830
Other	1,343	629
Gross ordinary deferred tax assets	51,719	46,587
Non-admitted ordinary deferred tax assets	(33,289)	(26,575)
Admitted ordinary deferred tax asset	18,430	20,012
Capital:
Investments	1,971	1,973
Other	1,670	—
Gross capital deferred tax assets	3,641	1,973
Non-admitted capital deferred tax assets	—	—
Admitted capital deferred tax asset	3,641	1,973
Admitted deferred tax assets	22,071	21,985
Deferred tax liabilities:
Ordinary:
Investments	1,648	875
Prepaid expenses	426	426
Deferred and uncollected premium	3,459	3,470
Policyholder liabilities	370	618
Other	184	113
Gross ordinary deferred tax liabilities	6,087	5,502
Capital:
Net unrealized capital gains	1,955	530
Gross capital deferred tax liabilities	1,955	530
Gross deferred tax liabilities	8,042	6,032
Net deferred tax asset	$14,029	$15,953

As of December 31, 2023 and 2022, management determined that a valuation allowance was not required for these gross deferred tax items based on management’s assessment that it is more likely than not that these deferred tax items will be realized through future reversals of existing taxable temporary differences and future taxable income. There are no differences for which deferred tax liabilities are not recognized.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes (Continued)

The change in net deferred income taxes is comprised of the following:

	2023	2022	Change
Total deferred tax assets	$55,360	$48,560	$6,800
Total deferred tax liabilities	(8,042)	(6,032)	(2,010)
Change in net deferred income tax	$47,318	$42,528	4,790
Tax effect of deferred tax asset on unrealized capital losses			1,427
Change in net deferred tax as reported in surplus			6,217
Tax effect of statutory reserve surplus adjustment on deferred tax asset			2,761
Change in net deferred income tax asset			$8,978

As of December 31, 2023, the Company had no net operating loss carryforwards, capital loss carryforwards or tax credit carryforwards. Total capital income taxes incurred in the current and prior years of $0 are available for recovery in the event of future net losses.

There were no deposits reported as admitted assets under Section 6603 of the (IRS) Code in 2023.

There were no accrued interest or penalties recorded as of December 31, 2023.

There was no unrecognized tax benefit for the years ending December 31, 2023 and 2022.

The Company does not expect a significant increase in tax contingencies within the next 12 months following the statutory statements of admitted assets, liabilities and capital and surplus date.

The Company is a nonapplicable reporting entity for the purposes of the Corporate Alternative Minimum Tax for the reporting period ending December 31, 2023.

All tax years through 2019 are closed. A limited scope audit of the Company's 2018 tax year commenced in 2021. In connection with the audit, the Statute of Limitations for 2018 was extended to September 30, 2023. The Company settled the audit without a material impact to its financial position. The IRS has not stated its intention to audit the MMC 2020, 2021 or 2022 consolidated tax return.

(9)	Related Party Transactions

The Company has an agreement with Minnesota Life, where Minnesota Life processes premiums and claims on behalf of the Company. These amounts are settled quarterly on a net basis. The Company also has agreements with Minnesota Life and other affiliates for expenses including charges for occupancy costs, data processing, compensation and benefits, advertising and promotion, and other administrative expenses which they incurred on behalf of the Company. At December 31, 2023 and 2022, the Company reported $31,682 and $20,784, respectively, as net amounts due to Minnesota Life and $575 and $529, respectively, as net amounts due to other affiliates. These amounts were subsequently settled. The amount of expenses incurred by the Company related to these agreements for the years ended December 31, 2023, 2022 and 2021 were $96,026, $66,042, and $59,840, respectively.

The Company has investment advisory agreements with an affiliate, Securian AM. Under these agreements, the Company incurs quarterly investment management fees based on total assets managed. Investment management fees incurred by the Company were $2,215, $1,878, and $1,781 in 2023, 2022 and 2021, respectively. As of December 31, 2023 and 2022, there were no amounts due to Securian AM under these agreements. These amounts are settled quarterly.

The Company also has agreements with SFS, an affiliated broker dealer, to distribute certain of the Company’s individual life and annuity products. As of December 31, 2023 and 2022, the amount receivable (payable) to SFS was $130 and $103, respectively. These amounts are settled quarterly. Commissions and fees incurred under these agreements totaled $728, $984, and $1,184 for the years ended December 31, 2023, 2022 and 2021, respectively.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(9)	Related Party Transactions (Continued)

The Company also has an agreement with an affiliate, Allied, to provide Allied customers with certain insurance coverage that is underwritten by the Company. The Company incurred commissions related to these policies in the amount of $288, $229, and $362 in 2023, 2022 and 2021, respectively.

The Company has a reinsurance agreement with Minnesota Life, whereby the Company cedes certain group business to Minnesota Life. Activity is settled monthly. For the year ending December 31, the Company recognized activity related to this agreement within the following amounts on the statutory statements of admitted assets, liabilities and capital and surplus related to this agreement with Minnesota Life:

	2023	2022
Admitted assets:
Premiums deferred and uncollected	$(35,848)	$(32,952)
Amounts recoverable on reinsurance	70,315	71,290
Total assets	$34,467	$38,338

Liabilities
Policy reserves:
Life insurance	$(111,590)	$(113,372)
Accident and health	(2,736)	(1,871)
Policy claims in process of settlement	(217,901)	(197,186)
Other policy liabilities	96,223	78,673
Total liabilities	$(236,004)	$(233,756)

For the year ending December 31, the Company recognized activity related to this agreement within the following line items of the statutory statements of operations:

	2023	2022	2021
Revenues:
Premiums	$(880,554)	$(799,186)	$(777,500)
Commissions and expense allowances on reinsurance	75,470	68,882	64,144
Total revenues	(805,084)	(730,304)	(713,356)
Benefits and expenses:
Policyholder benefits	(797,041)	(751,726)	(893,232)
Increase (decrease) in policy reserves	917	(2,145)	(3,835)
Total benefits and expenses	(796,124)	(753,871)	(897,067)
Net income	$(8,960)	$23,567	$183,711

The Company has entered into agreements with Minnesota Life, whereby the Company may issue an individual life policy to certain individuals converting from a group life insurance policy issued by Minnesota Life or Minnesota Life may issue an individual life policy to certain individuals converting from a group life insurance policy issued by the Company. Upon issuance of the individual life policy, the Company either receives from or pays to Minnesota Life a conversion charge. For the years ended December 31, 2023, 2022 and 2021, the Company recognized $1,191, $133, and $850 respectively, of expense charges from conversions, net of conversion income, which is recorded in general operating expenses and other income, respectively, on the statements of operations. As of December 31, 2023 and 2022, the amount payable to Minnesota Life was $203 and $299, respectively. These amounts are settled quarterly.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(9)	Related Party Transactions (Continued)

The Company has entered into an agreement with Minnesota Life, whereby the Company assigns the rights to its profit commission from unrelated third party reinsurers based on its underlying mortality experience to Minnesota Life in exchange for a fixed percentage allowance based on the premium reinsured. For the years ended December 31, 2023, 2022 and 2021 under this agreement, the Company recognized income of $13,628, $24,986, and $12,101 respectively, which is recorded in affiliated allowances on the statement of operations. As of December 31, 2023 and 2022, the amount due from Minnesota Life was $2,128 and $8,016, respectively. These amounts are settled quarterly. Depending on the Company’s mortality experience in any given year, the fixed percentage allowance received from Minnesota Life can be favorable or unfavorable in relation to the profit commission the Company has forgone from the unrelated third party reinsurer and assigned to Minnesota Life.

The Company purchases a percentage of ownership of newly originated mortgage loans from Minnesota Life. For the years ending December 31, 2023, 2022 and 2021 the Company purchased $51,850, $59,700, and $60,400 respectively, of mortgage loans.

(10)	Liability for Unpaid Accident and Health Claims, and Claim and Loss Adjustment Expenses

Activity in the liability for unpaid accident and health claims and claim adjustment expenses, which is included within accident and health policy reserves and policy claims in process of settlement on the statutory statements of admitted assets, liabilities and capital and surplus, is summarized as follows:

	2023	2022	2021
Balance at January 1	$75,719	$70,654	$55,332
Less: reinsurance recoverable	45,037	40,705	29,813
Net balance at January 1	30,682	29,949	25,519
Incurred related to:
Current year	61,489	50,083	40,890
Prior years	(9,692)	(6,991)	(11,532)
Total incurred	51,797	43,092	29,358
Paid related to:
Current year	38,456	28,161	17,574
Prior years	11,802	14,199	7,354
Total paid	50,258	42,360	24,928
Net balance at December 31	32,221	30,681	29,949
Plus: reinsurance recoverable	46,745	45,037	40,705
Balance at December 31	$78,966	$75,718	$70,654

As a result of changes in estimates of claims incurred in prior years, the accident and health claims and claim and loss adjustment expenses incurred decreased by $9,692, $6,991 and $11,532 in 2023, 2022 and 2021, respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim and loss adjustment expenses.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(11)	Capital and Surplus and Dividends

Dividend payments by the Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Minnesota Department of Commerce. Based on these limitations and 2023 statutory results, the maximum amount available for the payment of dividends during 2024 by the Company without prior regulatory approval is $51,346.

Other than noted above, there are no restrictions placed on the Company’s unassigned surplus, including for whom the surplus is being held.

The Company received a capital contribution of cash from Minnesota Life in the amount of $50,000 for the year ended December 31, 2023. The Company did not receive a capital contribution for the year ended December 31, 2022. The Company received a capital contribution consisting of fixed maturity securities from Minnesota Life in the amount of $62,833 for the year ended December 31, 2021.

The Company is required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company exceeded the minimum RBC requirements for the years ended December 31, 2023 and 2022.

(12)	Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible. At December 31, 2023 and 2022, policy reserves are reflected net of reinsurance ceded of $192,652 and $193,841, respectively.

Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The effect of reinsurance on premiums and annuity considerations for the years ended December 31 was as follows:

	2023	2022	2021
Direct premiums and annuity considerations	$2,116,628	$1,784,922	$1,663,450
Reinsurance assumed	6,209	5,910	6,069
Reinsurance ceded	(1,292,352)	(1,169,667)	(1,137,231)
Total premiums and annuity considerations	$830,485	$621,165	$532,288

Reinsurance recoveries on ceded reinsurance contracts were $1,084,682, $1,114,876 and $1,141,881 during 2023, 2022 and 2021, respectively.

The Company has entered into a reinsurance agreement with Minnesota Life as discussed in detail in note 9 which is included in the reinsurance ceded information above.

The Company has an Aggregate Stop Loss reinsurance program, in conjunction with Minnesota Life with a 125% Loss Ratio attachment point and $110 million of available coverage capacity. No reinsurance credit has been recorded for this program for the years ended December 31, 2023, 2022 and 2021.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(13)	Commitments and Contingencies

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on operations or the financial position of the Company.

As of December 31, 2023, the Company had committed to originate mortgage loans totaling $27,700 but had not completed the originations.

As of December 31, 2023 the Company had committed to purchase corporate bonds totaling $5,000, but had not completed the purchase transactions.

The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2023 and 2022, this liability was $764 and $590, respectively. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $88 and $103 as of December 31, 2023 and 2022, respectively. These assets are being amortized over a five-year period.

(14)	Borrowed Money

The Company has entered into a membership agreement with the Federal Home Loan Bank of Des Moines (FHLB), providing an efficient way to set up a borrowing facility with access to low cost funding. The total borrowing capacity is dependent on the amount and type of Company assets. As of December 31, 2023 and 2022, the Company does not have any outstanding borrowings.

The Company pledged general account bonds with a carrying value and fair value of $153,956 and $136,350, respectively, as collateral for FHLB borrowings as of December 31, 2023. At that time, the Company had the capacity for either long-term or short-term borrowings of approximately $116,914 without pledging additional collateral. If the fair value of the pledged collateral falls below the required collateral for the outstanding borrowed amount, the Company is required to pledge additional collateral. The carrying value and fair value of the maximum amount of general account collateral pledged to the FHLB during 2023 was $156,075 and $138,552, respectively.

As of December 31, 2023, the Company held FHLB Class A membership stock of $1,425. FHLB stock is carried at cost and is recorded in common stocks on the statutory statements of admitted assets, liabilities and capital and surplus.

(15)	Retrospectively Rated Contracts

The Company estimates accrued retrospective premium adjustments for its group and credit life and accident and health insurance business through a mathematical approach using an algorithm of the financial agreements in place with clients.

The amount of net premiums written by the Company at December 31, 2023 that are subject to retrospective rating features was $8,225 which represented 2% of the total net premiums written for group and credit life and accident and health. No other net premiums written by the Company are subject to retrospective rating features.

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(16)	Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Individual Annuities

		Separate	Separate
	General	account with	account non-
December 31, 2023	account	guarantees	guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charges of 5% or more	7,259	—	—	7,259	15.7%
At fair value	—	—	—	—	0.0%
Total with market value adjustment or at fair value	7,259	—	—	7,259	15.7%
At book value without adjustment	20,231	—	—	20,231	43.7%
Not subject to discretionary withdrawal	18,821	—	—	18,821	40.6%
Total	$46,311	$—	$—	$46,311	100.0%
Amount included at book value less current surrender charges of 5% or more that will move to at book value without adjustment in the year after the report date	$—	$—	$—	$—

Group Annuities

		Separate	Separate
	General	account with	account non-
December 31, 2023	account	guarantees	guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charges of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%
Total with market value adjustment or at fair value	—	—	—	—	0.0%
At book value without adjustment	94,734	—	—	94,734	7.5%
Not subject to discretionary withdrawal	1,164,095	—	—	1,164,093	92.5%
Total	$1,258,829	$—	$—	$1,258,829	100.0%
Amount included at book value less current surrender charges of 5% or more that will move to at book value without adjustment in the year after the report date	$—	$—	$—	$—

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(16)	Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics (Continued)

Deposit Type Contracts

		Separate	Separate
	General	account with	account non-
December 31, 2023	account	guarantees	guaranteed	Total	% of total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charges of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%
Total with market value adjustment or at fair value	—	—	—	—	0.0%
At book value without adjustment	165,125	—	—	165,125	100.0%
Not subject to discretionary withdrawal	—	—	—	—	0.0%
Total	$165,125	$—	$—	$165,125	100.0%
Amount included at book value less current surrender charges of 5% or more that will move to at book value without adjustment in the year after the report date	$—	$—	$—	$—

As of December 31, 2023:

Amount
Life and Accident and Health Annual Statement:
Annuities	$1,210,406
Supplementary contracts with life contingencies	94,734
Deposit-type contracts	165,125
Total reported on Life and Accident and Health Annual Statement	$1,470,265
Annual Statement of the Separate Accounts:
Exhibit 3 line 0299999, column 2	—
Total reported on the Annual Statement of the Separate Accounts	—
Combined total	$1,470,265

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(17)	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

	General account
		Cash
December 31, 2023	Account value	value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	$—	$—
Universal life	85,206	85,185	85,196
Universal life with secondary guarantees	5,446	4,434	28,309
Indexed universal life	172,099	166,266	179,250
Indexed universal life with secondary guarantees	84,374	67,442	106,139
Indexed life	—	—	—
Other permanent cash value life insurance	3,515	3,413	8,805
Variable life	—	—	—
Variable universal life	691	691	691
Miscellaneous reserves	47,020	46,571	47,020
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	48,294
Accidental death benefits	—	—	3
Disability – active lives	—	—	164
Disability – disabled lives	—	—	181,997
Miscellaneous reserves	—	—	5,785
Total	398,351	374,002	691,653
Reinsurance ceded	—	—	170,878
Net total	$398,351	$374,002	$520,775

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(17)	Analysis of Life Actuarial Reserves by Withdrawal Characteristics (Continued)

Separate account - non-guaranteed
Cash
December 31, 2023	Account value	value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	$—	$—
Universal life	—	—	—
Universal life with secondary guarantees	—	—	—
Indexed universal life	—	—	—
Indexed universal life with secondary guarantees	—	—	—
Indexed life	—	—	—
Other permanent cash value life insurance	—	—	—
Variable life	—	—	—
Variable universal life	3,552	3,552	3,552
Miscellaneous reserves	—	—	—
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—
Accidental death benefits	—	—	—
Disability – active lives	—	—	—
Disability – disabled lives	—	—	—
Miscellaneous reserves	—	—	—
Total	3,552	3,552	3,552
Reinsurance ceded	—	—	—
Net total	$3,552	$3,552	$3,552

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(17)	Analysis of Life Actuarial Reserves by Withdrawal Characteristics (Continued)

As of December 31, 2023:

Amount
Life and Accident and Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$431,349
Exhibit 5, Accidental death benefits sections, total (net)	—
Exhibit 5, Disability – active lives section, total (net)	164
Exhibit 5, Disability – disables lives section, total (net)	37,193
Exhibit 5, Miscellaneous reserves section, total (net)	52,069
Subtotal	520,775
Separate Accounts Annual Statement:
Exhibit 3 line 0199999, column 2	3,552
Exhibit 3 line 0499999, column 2	—
Exhibit 3 line 0599999, column 2	—
Subtotal	3,552
Combined total	$524,327

(18)	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2023 were as follows:

		Net of
	Gross	Loading
Ordinary new business	$855	$553
Ordinary renewal business	2,707	3,618
Subtotal	3,562	4,171
Premiums due and unpaid	46,744	46,744
Portion of due and unpaid over 90 days	(1,156)	(1,156)
Net admitted asset	$49,150	$49,759

(19)	Subsequent Events

Through March 29, 2024, the date these financial statements were issued, there were no material subsequent events that required recognition or additional disclosure in the Company’s financial statements.

SECURIAN LIFE INSURANCE COMPANY

Schedule of Selected Financial Data

December 31, 2023

(in thousands)

Investment Income Earned:
U.S. Government bonds	$436
Other bonds (unaffiliated)	72,227
Bonds of affiliates	—
Preferred stocks (unaffiliated)	186
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	293
Common stocks of affiliates	—
Mortgage loans	13,804
Real estate	—
Premium notes, policy loans and liens	296
Cash on hand and on deposit	1,202
Short-term investments	1,233
Other invested assets	391
Derivative instruments	—
Aggregate write-ins for investment income	210
Gross investment income	$90,278

Real Estate Owned - Book Value less Encumbrances	$—

Mortgage Loans - Book Value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	404,041
Total mortgage loans	$404,041

Mortgage Loans By Standing - Book Value:
Good standing	$404,041
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other Long Term Assets - Statement Value	$—

Collateral Loans	$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$—
Preferred stocks	$—
Common stocks	$—

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Schedule of Selected Financial Data (Continued)

December 31, 2023

(in thousands)

Bonds, Short-Term Investments and Certain Cash Equivalents by Class and Maturity:
Bonds, Short-Term Investments and Certain Cash Equivalents by Maturity - Statement Value:
Due within one year or less	$264,906
Over 1 year through 5 years	617,149
Over 5 years through 10 years	586,598
Over 10 years through 20 years	330,577
Over 20 years	396,310
No maturity date	—
Total by maturity	$2,195,540

Bonds, Short-Term Investments and Certain Cash Equivalents by NAIC designation - Statement Value:
NAIC 1	$1,374,361
NAIC 2	810,515
NAIC 3	8,729
NAIC 4	1,935
NAIC 5	—
NAIC 6	—
Total by NAIC designation	$2,195,540

Total Bonds, Short-Term Investments and Certain Cash Equivalents Publicly Traded	$1,640,423
Total Bonds, Short-Term Investments and Certain Cash Equivalents Privately Placed	$555,117

Preferred Stocks - Statement Value	$5,000
Common Stocks - Market Value	$8,932
Short-Term Investments and Cash Equivalents - Book Value	$117,019
Options, Caps & Floors Owned - Statement Value	$35,434
Options, Caps & Floors Written and In Force - Statement Value	$(20,947)
Collar, Swap & Forward Agreements Open - Statement Value	$—
Futures Contracts Open - Current Value	$—
Cash on Deposit	$20,476

Life Insurance In Force:
Industrial	$—
Ordinary	$3,788,782
Credit Life	$606,323
Group Life	$127,640,211

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$—

Life Insurance Policies with Disability Provisions in Force:
Industrial	$—
Ordinary	$1,945
Credit Life	$4,167
Group Life	$87,640,706

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Schedule of Selected Financial Data (Continued)

December 31, 2023

(in thousands)

Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies:
Amount on Deposit	$79,467
Income Payable	$165
Ordinary - Involving Life Contingencies:
Income Payable	$—
Group - Not Involving Life Contingencies:
Amount on Deposit	$77,840
Income Payable	$—
Group - Involving Life Contingencies:
Income Payable	$94,734

Annuities:
Ordinary:
Immediate - Amount of Income Payable	$2,090
Deferred - Fully Paid - Account Balance	$27,698
Deferred - Not Fully Paid - Account Balance	$—
Group:
Immediate - Amount of Income Payable	$—
Deferred - Fully Paid - Account Balance	$—
Deferred - Not Fully Paid - Account Balance	$—

Accident and Health Insurance - Premiums In Force:
Ordinary	$—
Group	$184,094
Credit	$5,938

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$7,696
Dividend Accumulations - Account Balance	$7

Claim Payments:
Group Accident and Health:
2023	$33,111
2022	$12,687
2021	$2,835
2020	$(92)
2019	$193
Prior	$221
Other Accident and Health:
2023	$—
2022	$—
2021	$—
2020	$—
2019	$—
Prior	$—
Other Coverages that use Developmental Methods to Calculate Claims Reserves:
2023	$689
2022	$591
2021	$238
2020	$206
2019	$48
Prior	$88

See accompanying independent auditors’ report.

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2023

(in thousands)

1.)	Total admitted assets (excluding separate accounts):	$2,931,807

2.)	10 Largest exposures to a single issuer/borrower/investment:

Issuer	Amount	Percentage
Federal National Mortgage Association	$72,925	2.5%
Federal Home Loan Mortgage Corporation	$53,625	1.8%
Intel Corporation	$26,688	0.9%
Jacobs Solutions Inc.	$19,477	0.7%
Pacific LifeCorp	$18,860	0.6%
Vodafone Group Public Limited Company	$18,619	0.6%
Minnesota Housing Finance Agency	$16,367	0.6%
PIP 1 Haverhill, LLC	$16,251	0.6%
The Kroger Co.	$15,995	0.5%
Kenvue Inc.	$15,946	0.5%

3.)	Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage	Stocks	Amount	Percentage
NAIC-1	$1,374,361	46.9%	P/RP-1	$5,000	0.2%
NAIC-2	$810,515	27.6%	P/RP-2	$—	0.0%
NAIC-3	$8,729	0.3%	P/RP-3	$—	0.0%
NAIC-4	$1,935	0.1%	P/RP-4	$—	0.0%
NAIC-5	$—	0.0%	P/RP-5	$—	0.0%
NAIC-6	$—	0.0%	P/RP-6	$—	0.0%

4.)	Assets held in foreign investments:

	Amount	Percentage
Total admitted assets held in foreign investments:	$141,091	4.8%
Foreign-currency denominated investments of:	$—	0.0%
Insurance liabilities denominated in that same foreign currency:	$—	0.0%

5.)	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$139,091	4.7%
Countries rated by NAIC-2	$—	0.0%
Countries rated by NAIC-3 or below	$2,000	0.1%

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories (Continued)

December 31, 2023

(in thousands)

6.)	Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

Sovereign Rating	Country	Amount	Percentage
Countries rated by NAIC-1	United Kingdom	$44,321	1.5%
	Australia	$27,934	1.0%

Countries rated by NAIC-2		$—	0.0%
		$—	0.0%

Countries rated by NAIC-3 or below	Liberia	$2,000	0.1%
		$—	0.0%

7.)	Aggregate unhedged foreign currency exposure:

Amount	Percentage
$—	0.0%

8.)	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$—	0.0%
Countries rated by NAIC-2	$—	0.0%
Countries rated by NAIC-3 or below	$—	0.0%

9.)	Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

Sovereign Rating	Country	Amount	Percentage
Countries rated by NAIC-1	0	$—	0.0%
	0	$—	0.0%

Countries rated by NAIC-2	0	$—	0.0%
	0	$—	0.0%

Countries rated by NAIC-3 or below	0	$—	0.0%
	0	$—	0.0%

10.)	10 Largest non-sovereign foreign issues:

Issuer	NAIC Rating	Amount	Percentage
Vodafone Group Public Limited Company	2FE	$18,619	0.6%
Triton Container International Limited	2FE	$6,162	0.2%
Rio Tinto Finance (USA) Limited	1FE	$5,938	0.2%
CSL Limited	1	$5,000	0.2%
ESPAI BARCA	2PL	$5,000	0.2%
YARA International ASA	2FE	$3,999	0.1%
Trane Technologies Financing Ltd	2FE	$3,995	0.1%
BAE Systems PLC	2, 2FE	$3,810	0.1%
Electricite De France SA	2FE	$3,658	0.1%
HSBC Holdings PLC	2FE	$3,000	0.1%

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories (Continued)

December 31, 2023

(in thousands)

11.)	There were no admitted assets held in Canadian investments and unhedged Canadian currency exposures that exceeded 2.5% of the Company's total admitted assets.

12.)	There were no admitted assets held in investments with contractual sales restrictions.

13.)	There were no admitted assets held in equity interests that exceeded 2.5% of the Company's total admitted assets.

14.)	There were no admitted assets held in non-affiliated, privately placed equities.

15.)	There were no admitted assets held in general partnership interests.

16.)	Mortgage loans reported in Schedule B are greater than 2.5% of the Company's total admitted assets.

10 Largest Annual Statement Schedule B aggregate mortgage interests:

Issuer	Type	Amount	Percentage
20 COMPUTER DRIVE	Commercial	$16,251	0.6%
FRANKLIN FARM VILLAGE CENTER	Commercial	$11,400	0.4%
SHOPS AT STONEBRIAR	Commercial	$10,535	0.4%
BELTWAY BUSINESS CENTER	Commercial	$10,000	0.3%
AURORA MARKETPLACE	Commercial	$9,900	0.3%
FOURPENN PORTFOLIO	Commercial	$8,250	0.3%
ALMA	Commercial	$7,500	0.3%
175 PINELAWN ROAD	Commercial	$7,165	0.2%
SECURITY PUBLIC STORAGE	Commercial	$6,650	0.2%
GATEWAY II	Commercial	$6,551	0.2%

Admitted assets held in the following categories of mortgage loans:

Category	Amount	Percentage
Construction loans	$—	0.0%
Mortgage loans over 90 days past due	$—	0.0%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$—	0.0%

17.)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural
Above 95%	$—	0.0%	$2,093	0.1%	$—	0.0%
91% to 95%	$—	0.0%	$—	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$—	0.0%	$—	0.0%
71% to 80%	$—	0.0%	$—	0.0%	$—	0.0%
below 70%	$—	0.0%	$401,948	13.8%	$—	0.0%

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories (Continued)

December 31, 2023

(in thousands)

18.)	There were no assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in the Annual Statement Schedule A.

19.)	There were no assets held in investments held in mezzanine real estate loans.

20.)	Total admitted assets subject to the following types of agreements:

			At End of Each Quarter
Agreement Type	At Year End		1st Qtr	2nd Qtr	3rd Qtr
Securities lending	$—	0.0%	$—	$—	$—
Repurchase	$—	0.0%	$—	$—	$—
Reverse repurchase	$—	0.0%	$—	$—	$—
Dollar repurchase	$—	0.0%	$—	$—	$—
Dollar reverse repurchase	$—	0.0%	$—	$—	$—

21.)	Warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
Hedging	$—	0.0%	$—	$—
Income generation	$—	0.0%	$—	$—
Other	$—	0.0%	$—	$—

22.)	Potential exposure for collars, swaps and forwards:

			At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	0.0%	$—	$—	$—
Income generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

23.)	Potential exposure for future contracts:

			At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	0.0%	$—	$—	$—
Income generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

See accompanying independent auditors’ report.

SECURIAN LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2023

(in thousands)

Investment Categories	Gross Investment Holdings		Admitted Assets
Long-term bonds
US governments	$8,187	0.30%	$8,187	0.30%
US states, territories and possessions, etc. guaranteed	—	—%	—	—%
US political subdivisions of states, territories, and possessions, guaranteed	1,008	0.04%	1,008	0.04%
US special revenue and special assessment obligations, etc. non-guaranteed	190,346	7.02%	190,346	7.02%
Industrial and miscellaneous	1,894,870	69.89%	1,894,870	69.89%
Hybrid securities	1,500	0.05%	1,500	0.05%
Total long-term bonds	$2,095,911	77.30%	$2,095,911	77.30%

Preferred stocks
Industrial and miscellaneous (unaffiliated)	$5,000	0.18%	$5,000	0.18%
Total preferred stocks	$5,000	0.18%	$5,000	0.18%

Common stocks
Industrial and miscellaneous other (unaffiliated)	$2,010	0.07%	$2,010	0.07%
Mutual funds	6,922	0.26%	6,922	0.26%
Total common stocks	$8,932	0.33%	$8,932	0.33%

Mortgage loans
Commercial mortgages	$405,041	14.94%	$405,041	14.94%
Valuation allowance	$(1,000)	(0.03)%	$(1,000)	(0.03)%
Total mortgage loans	$404,041	14.91%	$404,041	14.91%

Real estate
Properties occupied by the company	$—	—%	$—	—%
Total real estate	$—	—%	$—	—%

Cash, cash equivalents and short-term investments
Cash	$20,476	0.76%	$20,476	0.76%
Cash equivalents	101,191	3.73%	101,191	3.73%
Short-term investments	15,828	0.58%	15,828	0.58%
Total cash, cash equivalents and short-term investments	$137,495	5.07%	$137,495	5.07%

Policy loans	$13,011	0.48%	$13,011	0.48%

Derivatives	$35,434	1.31%	$35,434	1.31%

Other invested assets	$11,305	0.42%	$11,305	0.42%

Receivable for securities	$80	—%	$80	—%

Total invested assets	$2,711,209	100.00%	$2,711,209	100.00%

See accompanying independent auditors report.

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Reinsurance Risks Interrogatories

December 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has Securian Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.	Has Securian Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply:	1

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

N/A as the reinsurance contract did not result in a reinsurance credit.

3.	Does Securian Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.	Provisions that permit settlements to be made less frequently than quarterly;
c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

(Continued)

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Reinsurance Risks Interrogatories

December 31, 2022

4.	Has Securian Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Has the insured
event(s) triggering
Type of contract	Response:	Identify reinsurance contract(s	contract cover
been recognized
Assumption reinsurance – new	Yes ☐ No		N/A
for the reporting p

Non-proportional reinsurance,	Yes ☐ No		Yes ☐ No ☐ N/A ☒
which does not result in
significant surplus re

5.	Has Securian Life Insurance Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☒ N/A ☐

a.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☒ N/A ☐

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

See accompanying independent auditors report